UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
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GAMCO Investors, Inc.
(Name of Registrant as Specified in its Charter)

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GAMCO INVESTORS, INC.
One Corporate Center
 Rye, New York 10580
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 3, 2017
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We cordially invite you to attend the Annual Meeting of Shareholders of GAMCO Investors, Inc. at the Belle Haven Club, 100 Harbor Drive, Greenwich, CT 06830, on Wednesday, May 3, 2017, at 9:00 a.m. local time.  At the meeting, we will ask shareholders:
1.	to elect seven directors to our Board of Directors to serve until the 2018 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified;
2.	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017;
3.	to approve the potential issuance of more than 1.0% of the Company’s issued and outstanding common stock to a related party of the Company;
4.
to approve an amendment to the Company’s 2002 Stock Award and Incentive Plan to increase the number of shares of Class A Common Stock authorized and reserved for issuance thereunder by 2,000,000 shares;

5.	to vote, on an advisory basis, on the Company’s named executive officer compensation;
6.	to approve, on an advisory basis, the frequency of the vote on named executive officer compensation;
7.
to vote, on an advisory basis, on whether our Board of Directors should consider the conversion and reclassification of our shares of Class B Common Stock into Class A Common Stock at a ratio in the range between 1.15 to 1.25 shares of Class A Common Stock for each share of Class B Common Stock; and

8.	to vote on any other business that properly comes before the meeting.
At the meeting, we will also review our 2016 financial results and outlook for the future and will answer your questions.
Shareholders of record at the close of business on March 24, 2017 are entitled to vote at the meeting or any adjournments or postponements thereof.  Please read the attached proxy statement carefully and vote your shares promptly whether or not you are able to attend the meeting.
We encourage all shareholders to attend the meeting.
By Order of the Board of Directors
KEVIN HANDWERKER
 Secretary

April 10, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 3, 2017.
This Notice, the Proxy Statement, and the 2016 Annual Report of Shareholders on Form 10-K are available free of charge on the following website:  http://www.gabelli.com/Template/corporate/index.cfm.

TABLE OF CONTENTS
PROPOSAL 1 ELECTION OF DIRECTORS	3
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	5
PROPOSAL 3 APPROVAL OF POTENTIAL ISSUANCE	6
PROPOSAL 4 APPROVAL OF AN AMENDMENT TO THE COMPANY'S 2002 STOCK AWARD AND INCENTIVE PLAN	7
PROPOSAL 5 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	10
PROPOSAL 6 ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION	10
PROPOSAL 7 ADVISORY VOTE ON BOARD CONSIDERATION OF RECLASSIFICATION OF CLASS B STOCK	11
CORPORATE GOVERNANCE	13
INFORMATION REGARDING NAMED EXECUTIVE OFFICERS	19
COMPENSATION OF EXECUTIVE OFFICERS	20
Compensation Discussion and Analysis	20
REPORT OF THE COMPENSATION COMMITTEE	22
Summary Compensation Table for 2016	23
CERTAIN OWNERSHIP OF OUR STOCK	32
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	33
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	33
REPORT OF THE AUDIT COMMITTEE	40
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
SHAREHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING	41
OTHER MATTERS	41

GAMCO INVESTORS, INC.
One Corporate Center
 Rye, New York 10580
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PROXY STATEMENT
________________
ANNUAL MEETING OF SHAREHOLDERS
________________
May 3, 2017
________________
INTRODUCTION; PROXY VOTING INFORMATION
Unless we have indicated otherwise, or the context otherwise requires, references in this proxy statement to “GAMCO Investors, Inc.,” “GAMCO,” “the Company,” “GBL,” “we,” “us” and “our” or similar terms are to GAMCO Investors, Inc., a Delaware corporation, its predecessors and its subsidiaries.
We are sending you this proxy statement and the accompanying proxy card in connection with the solicitation of proxies by the Board of Directors of GAMCO (the “Board”) for use at our 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) to be held at the Belle Haven Club, 100 Harbor Drive, Greenwich, CT 06830, on Wednesday, May 3, 2017, at 9:00 a.m., local time, and at any adjournments or postponements thereof. The purpose of the 2017 Annual Meeting is to (i) elect seven directors to the Board to serve until the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) or until their respective successors have been duly elected and qualified, (ii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, (iii) approve the potential issuance of more than 1.0% of the Company’s issued and outstanding common stock to a related party of the Company (the “Potential Issuance”), (iv) approve an amendment to the Company’s 2002 Stock Award and Incentive Plan to increase the number of shares of Class A Common Stock authorized and reserved for issuance thereunder by 2,000,000 shares, (v) hold an advisory vote on the Company’s named executive officer compensation (the “NEO Compensation Proposal”), (vi) approve, on an advisory basis, the frequency of the vote on named executive officer compensation (the “Frequency Proposal”), (vii) vote on an advisory basis, on whether the Board should consider the conversion and reclassification of our shares of Class B Common Stock into Class A Common Stock at a ratio in the range between 1.15 to 1.25 shares of Class A Common Stock for each share of Class B Common Stock (the “Reclassification Proposal”), and (viii) act upon any other matters properly brought to the 2017 Annual Meeting. We are sending you this proxy statement, the proxy card, and our annual report on Form 10-K containing our financial statements and other financial information for the year ended December 31, 2016 (the “2016 Annual Report”) on or about April 10, 2017.  The 2016 Annual Report, however, is not part of the proxy solicitation materials.
Shareholders of record at the close of business on March 24, 2017, the record date for the 2017 Annual Meeting, are entitled to notice of and to vote at the 2017 Annual Meeting. On this record date, we had outstanding 10,251,182 shares of Class A common stock, par value $.001 per share (“Class A Stock”), and 19,092,201 shares of Class B common stock, par value $.001 per share (“Class B Stock”).
The presence, in person or by proxy, of a majority of the aggregate voting power of the shares of Class A Stock and Class B Stock outstanding on March 24, 2017 shall constitute a quorum for the transaction of business at the 2017 Annual Meeting. The Class A Stock and Class B Stock vote together as a single class on all matters. Each share of Class A Stock is entitled to one vote per share, and each share of Class B Stock is entitled to ten votes per share. Directors who receive a plurality of the votes cast at the 2017 Annual Meeting by the holders of Class A Stock and Class B Stock outstanding on March 24, 2017, voting together as a single class, will be elected to serve until the 2018 Annual Meeting or until their successors are duly elected and qualified. Any other matters will be determined by a majority of the votes cast at the 2017 Annual Meeting.
Under the New York Stock Exchange (“NYSE”) rules, the proposal to approve the appointment of independent auditors is considered a ‘‘discretionary’’ item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the election of directors and the votes to approve the Potential Issuance, an amendment to the Company’s 2002 Stock Award and Incentive Plan, the NEO Compensation Proposal, the Frequency Proposal and the Reclassification Proposal are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval. Accordingly, broker non-votes will have no effect on the outcome of the vote for the election of directors or the votes to approve the Potential Issuance, an amendment to the Company’s 2002 Stock Award and Incentive Plan, the NEO Compensation Proposal, the Frequency Proposal or the Reclassification Proposal. Abstentions will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and therefore will have no effect on the outcome of the vote for the election of directors.  Abstentions will have the same effect as a vote against the ratification of our independent registered public accounting firm, the Potential Issuance, an amendment to the Company’s 2002 Stock Award and Incentive Plan, the NEO Compensation Proposal, the Frequency Proposal and the Reclassification Proposal.

We will pay for the costs of soliciting proxies and preparing the 2017 Annual Meeting materials. We ask securities brokers, custodians, nominees and fiduciaries to forward meeting materials to our beneficial shareholders as of the record date and we will reimburse them for the reasonable out-of-pocket expenses they incur. Our directors, officers and staff members may solicit proxies personally or by telephone, facsimile, e-mail or other means but will not receive additional compensation for doing so.
If you are the beneficial owner, but not the record holder, of shares of our Class A Stock, your broker, custodian or other nominee may only deliver one copy of this proxy statement and our 2016 Annual Report to multiple shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and our 2016 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of this proxy statement and 2016 Annual Report, now or in the future, or who wishes to receive directions to the 2017 Annual Meeting, should submit this request by writing to our Secretary at GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580-1422 or by calling our Secretary at (914) 921-3700. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, custodian or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.
All shareholders and properly appointed proxy holders may attend the 2017 Annual Meeting. Shareholders who plan to attend must present valid photo identification. If you hold your shares in a brokerage account, please also bring proof of your share ownership, such as a broker’s statement showing that you owned shares of the Company on the record date for the 2017 Annual Meeting or a legal proxy from your broker or nominee. A legal proxy is required if you hold your shares in a brokerage account and you plan to vote in person at the 2017 Annual Meeting. Shareholders of record will be verified against an official list available at the 2017 Annual Meeting. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date for the 2017 Annual Meeting.
The Board has selected each of Kevin Handwerker, Kieran Caterina and Diane M. LaPointe to act as proxies. When you sign and return your proxy card, you appoint each of Messrs. Handwerker and Caterina and Ms. LaPointe as your representatives at the 2017 Annual Meeting. Unless otherwise indicated on the proxy, all properly executed proxies received in time to be tabulated for the 2017 Annual Meeting will be voted “FOR” the election of the nominees named below, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” the vote to approve the Potential Issuance, “FOR” the vote to approve an amendment to the Company’s 2002 Stock Award and Incentive Plan, “FOR” the advisory vote on the named executive officer compensation, FOR “THREE YEARS” on the Frequency Proposal, “ABSTAIN” with respect to the Reclassification Proposal and as the proxyholders may determine in their discretion with regard to any other matter properly brought before the meeting. You may revoke your proxy at any time before the 2017 Annual Meeting by delivering a letter of revocation to our Secretary at GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580-1422, by properly submitting another proxy bearing a later date or by voting in person at the 2017 Annual Meeting. The last proxy you properly submit is the one that will be counted.

AVAILABILITY OF ANNUAL REPORT AND PROXY MATERIALS ON THE INTERNET
GAMCO makes available free of charge through its website, at www.gabelli.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and certain other filings as soon as reasonably practicable after such material is electronically filed with the Securities and Exchange Commission (“SEC”). Copies of certain of these documents may also be accessed electronically by means of the SEC’s home page at www.sec.gov.  GAMCO also makes available on its website at http://www.gabelli.com/corporate/corp_gov.html the charters for the Audit Committee, Compensation Committee, Governance Committee and Nominating Committee, as well as its Code of Business Conduct, Code of Conduct for Chief Executive and Senior Financial Officers, Corporate Governance Guidelines and its By-laws.  Print copies of these documents are available upon written request to our Secretary at GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580-1422.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws provide that the Board shall consist of not less than three nor more than twelve directors, the exact number thereof to be fixed from time to time by the Board pursuant to a resolution adopted by a majority of the members then in office. As a result of the appointment by the Board of Leslie B. Daniels on November 4, 2016, the Board was increased to seven members.  Currently serving as directors are Mario J. Gabelli, Edwin L. Artzt, Raymond C. Avansino, Jr., Leslie B. Daniels, Eugene R. McGrath, Robert S. Prather, Jr. and Elisa M. Wilson.
Our Nominating Committee recommended, and the Board approved, seven nominees for election as directors of the Company to serve until the 2018 Annual Meeting or until their successors are duly elected and qualified.  The nominees are as follows (ages are as of March 31, 2017):
Name	Age	Position

Mario J. Gabelli	74	Chairman, Chief Executive Officer, Chief Investment Officer – Value Portfolios
Edwin L. Artzt	85	Director
Raymond C. Avansino, Jr.	73	Director
Leslie B. Daniels	69	Director
Eugene R. McGrath	75	Director
Robert S. Prather, Jr.	72	Director
Elisa M. Wilson	44	Director

All of the nominees are currently directors.  Directors who receive a plurality of the votes cast at the 2017 Annual Meeting shall be elected. Each of the nominees has consented to being named in the proxy statement and to serve if elected.
All properly executed proxies received in time to be tabulated for the 2017 Annual Meeting will be voted “FOR” the election of the nominees named above, unless otherwise indicated on the proxy. If any nominee becomes unable or unwilling to serve between now and the 2017 Annual Meeting, your proxies may be voted FOR the election of a replacement designated by the Board.
The following are brief biographical sketches of the seven nominees, including their principal occupations at present and for the past five years, as of March 31, 2017.  Unless otherwise noted, the nominated directors have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.
The Board believes that each of the below persons possesses the necessary attributes, skills, qualifications and experience that are appropriate for them to serve as directors of the Company.  Our directors have held senior positions as leaders of various entities, demonstrating their ability to perform at the highest levels.  The expertise and experience of our directors enable them to provide broad knowledge and sound judgment concerning the issues facing the Company.
The Board has proposed all of the following nominees:
 Mario J. Gabelli has served as Chairman, Chief Executive Officer, Chief Investment Officer — Value Portfolios and a director of the Company since November 1976. In connection with those responsibilities, he serves as director or trustee of registered investment companies managed by the Company and its affiliates (“Gabelli Funds”). Mr. Gabelli also serves as the Chief Executive Officer and Chief Investment Officer of the Value Team of GAMCO Asset Management Inc., the Company’s wholly-owned subsidiary.  Mr. Gabelli has served as Executive Chairman of Associated Capital Group, Inc. (“Associated Capital”) since May 2015 and previously served as the Chief Executive Officer of Associated Capital from May 2015 until November 2016. Associated Capital is a public company containing the alternative investment management business, institutional research services business and certain cash and other assets that were spun-off from GAMCO in November 2015.  Mr. Gabelli served as portfolio manager for Teton Advisors, Inc. (“Teton”) from 1998 to February 2017.  Since March 1, 2017, GAMCO serves as a subadvisor to Teton, and Mr. Gabelli serves as portfolio manager under that subadvisory agreement.  Teton is an asset management company which was spun-off from the Company in March 2009.  Mr. Gabelli has served as Chairman of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, from 2004 to the present and has been the Chief Executive Officer of LICT since December 2010.  He has also served as a director of CIBL, Inc., a holding company with operations in telecommunications that was spun off from LICT in 2007, from 2007 to the present, and as the Chairman of Morgan Group Holding Co., a public holding company, from 2001 to the present.  Mr. Gabelli was the Chief Executive Officer of Morgan Group Holding Co. from 2001 to November 2012.  He has served as a director of ICTC Group, Inc., a rural telephone company serving southeastern North Dakota from July 2013 to the present. In addition, Mr. Gabelli is the Chief Executive Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company which owns a majority of our Class B Stock through an intermediate subsidiary, GGCP Holdings, LLC (“Holdings”), and the Chairman of MJG Associates, Inc. (“MJG Associates”), which acts as an investment manager of various investment funds and other accounts. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a Trustee of Boston College and Trustee of Roger Williams University. He also serves as Director of The Winston Churchill Foundation, The E. L. Wiegand Foundation, The American-Italian Cancer Foundation and The Foundation for Italian Art & Culture.  He is also Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli also previously served as Co-President of Field Point Park Association, Inc.

The Board believes that Mr. Gabelli’s qualifications to serve on the Board include his thirty-nine years of experience with the Company; his control of the Company through his ownership as the majority shareholder; his position as the senior executive officer of the Company and his direct responsibility for serving as the Chief Investment Officer of the Value Portfolios accounting for approximately 83% of the Company’s assets under management as of December 31, 2016.
Edwin L. Artzt has been a director of the Company since May 2004. Mr. Artzt previously served as a senior advisor to GGCP from September 2003 to December 2008 and was a senior advisor to Kohlberg, Kravis, Roberts & Co., a private equity firm, from April 2001 to April 2008.  Mr. Artzt held various senior executive management positions during his 42 year career (from 1953 to 1995) at The Procter & Gamble Company, a global manufacturer of consumer products, and served as its Chairman of the Board and Chief Executive Officer from 1990 until 1995.  He also served as the senior director of Barilla S.p.A. Italy from 1995 until 1998. Mr. Artzt was a director of American Express from 1991 to 2002, Delta Airlines from 1990 to 2002 and GTE from 1992 to 2002.
The Board believes that Mr. Artzt’s qualifications to serve on the Board include his former position as a Chairman and Chief Executive Officer of The Procter & Gamble Company and his position as a director or an adviser to other public and private companies.
Raymond C. Avansino, Jr., has been a director since January 2008. Mr. Avansino has been the Chairman of the Board and Chief Executive Officer of The E. L. Wiegand Foundation of Reno, Nevada, a Nevada private charitable trust, since 1982. Mr. Avansino is the Chairman and President of Miami Oil Producers, Inc., a private corporation with investments in oil and gas properties, real properties and securities.  He served as President and Chief Operating Officer of Hilton Hotels Corporation from 1993 to 1996 and was a member of the Nevada Gaming Commission from 1981 to 1984.  Mr. Avansino currently serves as a member of the Nevada State Athletic Commission.  Mr. Avansino was also a director of the Company from 2000 to 2006.
 The Board believes that Mr. Avansino’s qualifications to serve on the Board include his former position as the President and Chief Operating Officer of Hilton Hotels Corporation, his current position as the Chairman and Chief Executive Officer of a private charitable trust and his background as a lawyer with an advanced tax degree.
Leslie B. Daniels has been a director since November 2016 and currently serves on the board of CSAT Solutions and Moeller Aerospace. Mr. Daniels was a former Chairman and is currently a Member of Florida’s State Board of Administration, Investment Advisory Council (IAC) as well as Commissioner of the Health Care District of Palm Beach County. Mr. Daniels was a founding partner of CAI Managers & Co., L.P. a private equity firm located in New York City from 1989 to 2014. He was previously President of Burdge, Daniels & Co., Inc., a company engaged as a principal in venture capital and buyout investments, as well as the trading of private placement securities. Prior to forming Burdge, Daniels & Co., Inc., Mr. Daniels was a Senior Vice President of Blyth, Eastman, Dillon & Co., having responsibility for the corporate fixed income sales and trading departments. Mr. Daniels is also a former Director of AeroSat Corporation, Aster-Cephac SA, Bioanalytical Systems, Inc., Douglas Machine & Tool Co., Inc., IVAX Corporation, MIM Corporation, MIST Inc., Mylan Laboratories Inc., NBS Technologies Inc. and Safeguard Health Enterprises Inc. Mr. Daniels also served as Chairman of TurboCombustor Technology Inc. and Zenith Laboratories, Inc.

The Board believes that Mr. Daniels’ qualifications to serve on the Board include his former positions as the founding partner of CAI Managers & Co., L.P. and as President of Burdge, Daniels & Co., Inc. and his current positions as a Member of Florida’s State Board of Administration Investment Advisory Council (IAC) as well as Commissioner of the Health Care District of Palm Beach County and his background as a director to other public and private companies.
Eugene R. McGrath has been a director of the Company since January 2007. Mr. McGrath previously served as Chairman, President and Chief Executive Officer of Consolidated Edison, Inc. (“Con Ed”), a public utility company, from October 1997 until September 2005 and as Chairman until February 2006. He served as Chairman and Chief Executive Officer of Con Ed’s subsidiary, Consolidated Edison Company of New York, Inc., from September 1990 until February 2006.  Mr. McGrath has been a director of Sensus since 2010, was a director of Con Ed from 1989 to 2014, a director of AEGIS Insurance Services from 2003 to October 2016, and a director of Schering-Plough from 2000 to 2009.

    The Board believes that Mr. McGrath’s qualifications to serve on the Board include his former position as the Chairman, President and Chief Executive Officer of Con Ed and his position as a director of other public companies.
  Robert S. Prather, Jr., has been a director of the Company since May 2004 and serves as the Board’s lead independent director. Mr. Prather has been the President and Chief Executive Officer of Heartland Media LLC, a private owner of television stations and media properties, since September 2013.  He was the President and Chief Operating Officer of Gray Television, Inc., a television broadcast company, from September 2002 until June 2013. Mr. Prather was an Executive Vice President of Gray Television, Inc. from 1996 until September 2002. He was also a director of Gray Television, Inc. Mr. Prather is Chairman of the Board at Southern Community Newspapers, Inc., a publishing and communication company, since December 2005.  He served as Chief Executive Officer and director of Bull Run Corporation, a sports and affinity marketing and management company, from 1992 until its merger into Triple Crown Media, Inc. in December 2005. Since 2009, he has served as a director of a firm formerly known as Gaylord Entertainment Company, originally a hospitality and entertainment company which converted into a real estate investment trust under the name Ryman Hospitality Properties, Inc. in October 2012.  Mr. Prather has also served as a director of Diebold, Incorporated (“Diebold”) since 2013.
 The Board believes that Mr. Prather’s qualifications to serve on the Board include his position as President and Chief Executive Officer of Heartland Media LLC and his position as a director of other public and private companies.
  Elisa M. Wilson has been a director of the Company since February 2009.  Ms. Wilson is President and a trustee of the Gabelli Foundation, Inc., a Nevada private charitable trust. In addition, she is a shareholder of GGCP.  Ms. Wilson also serves as a director of the Metro NY Chapter of the American Red Cross and the Breast Cancer Alliance. She earned a B.A. from Boston College and an M.A., Ed.M. from Columbia University.  Ms. Wilson has been a professional staff member of GAMCO since 1999 but has been on an unpaid leave for several years.  Ms. Wilson is the daughter of Mario J. Gabelli.
 The Board believes that Ms. Wilson’s qualifications to serve on the Board include her position and experience as the President and trustee of the Gabelli Foundation, Inc. and her previous positions and experience with the Company.
Recommendation
The Board recommends that shareholders vote “FOR” all of the nominees to our Board.
Vote Required
Nominees who receive a plurality of the votes cast will be elected to serve as directors of the Company until the 2018 Annual Meeting or until their successors are duly elected and qualified.  “Withhold” votes and broker non-votes, if any, will have no effect on the outcome of this proposal.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
We are asking our shareholders to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants.  In accordance with our governance documents, the Board believes that such submission is consistent with best practices in corporate governance and is an opportunity for shareholders to provide direct feedback to the Board on an important issue of corporate governance.  In the event that the shareholders do not approve the selection of Deloitte & Touche LLP, the Audit Committee will reconsider the selection of Deloitte & Touche LLP.  Ultimately, however, the Audit Committee retains full discretion and will make all determinations with respect to the appointment of the independent auditors, whether or not the Company’s shareholders ratify the appointment.
For additional information regarding the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants, please see “Independent Registered Public Accounting Firm” appearing elsewhere in this proxy statement.

Recommendation
The Board recommends that shareholders vote “FOR” ratification of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ended December 31, 2017.
Vote Required
Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast on the proposal.  Shareholders who return a signed proxy card but do not indicate how they wish to vote on Proposal 2 will be deemed to have voted FOR Proposal 2.  Broker non-votes, if any, will have no effect on the outcome of this proposal.  Abstentions will have the same effect as a vote against Proposal 2.
PROPOSAL 3
APPROVAL OF POTENTIAL ISSUANCE

Background and Overview

On December 23, 2016, the Company entered into a restricted stock unit agreement (the “2017 RSU Agreement”) with Mario J. Gabelli, the Company’s Chief Executive Officer, pursuant to which the Company determined that any Variable Compensation (as defined below) earned by Mr. Gabelli during the period January 1, 2017 through June 30, 2017, be awarded in the form of restricted stock units (“RSUs”) under the Company’s 2002 Stock Award and Incentive Plan, as amended (the “Plan”), subject to certain exceptions as further described therein and herein.  As defined under the Plan, a “restricted stock unit” award is an award of the right to receive cash or shares of Class A Stock.  As a result of the award, Mr. Gabelli will not be paid any cash compensation for the period January 1, 2017 through June 30, 2017 that he would otherwise be entitled to receive under his amended employment agreement approved by shareholders on May 5, 2015 (the “Amended Employment Agreement”), and consistent with Mr. Gabelli’s agreement since 1977.

Pursuant to the terms of the Amended Employment Agreement and the practice in place since the Company’s founding in 1977, Mr. Gabelli is entitled to variable compensation consisting of: (i) a percentage of the revenues or net operating contributions related to or generated by Mr. Gabelli’s business activities for the Company or its subsidiaries involving managing or overseeing the management of investment companies, attracting mutual fund accounts, attracting or managing separate accounts or otherwise generating revenues, which percentage rates have been and generally will be the same as those received by other professionals in the Company or the affected subsidiaries performing similar services, and (ii) currently 10% of the Company’s aggregate annual pre-tax profits as computed for financial reporting purposes in accordance with generally accepted accounting principles before consideration of the fee (the “Management Fee”) (collectively, the “Variable Compensation”).

Under the 2017 RSU Agreement, the number of RSUs granted will be calculated by dividing (x) the Variable Compensation earned for the period January 1, 2017 through June 30, 2017, except that the portion of the RSU expense which is derived from the Management Fee for the period January 1, 2017 through June 30, 2017 will not be considered in calculating the Management Fee in any period of time during the vesting period of the RSUs, by (y) the volume-weighted average price (as defined in the 2017 RSU Agreement) per share of the Class A Stock for the period January 1, 2017 through June 30, 2017.

Subject to certain exceptions set forth in the 2017 RSU Agreement, the RSUs will vest in full on July 1, 2018 (the “Vesting Date”), provided that Mr. Gabelli remains employed by the Company on such date.  On the Vesting Date, the Company intends to make a cash payment to Mr. Gabelli equal to (i) the lesser of (x) the value (as defined in the 2017 RSU Agreement) per share of the Company’s Class A stock as of the Vesting Date, or if applicable, as of such earlier date upon which the restrictions otherwise lapse, or (y) the volume-weighted average price per share of the Company’s Class A stock for the period January 1, 2017 through June 30, 2017, as calculated in accordance with the preceding paragraph, multiplied by (ii) the number of RSUs with respect to which the restrictions have lapsed. However, notwithstanding this current intention, the Company reserves the right in its discretion to issue to Mr. Gabelli a number of shares of Class A Stock equal to the number of RSUs in lieu of such cash payment.

The terms of the 2017 RSU Agreement are only briefly summarized above. For further information, please refer to the description contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2016, and the text of the 2017 RSU Agreement filed as Exhibit 99.1 to such report.  The discussion herein is qualified in its entirety by reference to the filed RSU Agreement.

Why the Company Needs Shareholder Approval

The Company is seeking shareholder approval for the potential issuance of shares of Class A Stock to Mr. Gabelli pursuant to the 2017 RSU Agreement in order to comply with NYSE Rule 312.03(b).

Under NYSE Rule 312.03(b), an issuer is required to obtain shareholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, to a director, officer or substantial security holder of the company (a “Related Party”) if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance.  Mr. Gabelli is a Related Party.

It is the current intention of the Company to make a cash payment to Mr. Gabelli in settlement of the RSUs granted under the 2017 RSU Agreement. However, if the Company elects to settle Mr. Gabelli’s award in shares of Class A Stock the exact number of shares of Class A Stock, if any, to be issued to Mr. Gabelli on the Vesting Date cannot be determined at this time, as it will depend on the number of RSUs granted based on the Variable Compensation earned for the period January 1, 2017 through June 30, 2017.  While the number of shares to be issued to Mr. Gabelli is uncertain, the Company believes any such potential issuance will exceed the threshold set forth under NYSE Rule 312.03(b). Accordingly, the Company is seeking shareholder approval in the event the potential issuance exceeds 1% of the number of shares of Class A Stock or 1% of the voting power outstanding before the issuance.

 Recommendation

The Board recommends that shareholders vote “FOR” the potential issuance of shares of Class A Stock to Mr. Gabelli pursuant to the 2017 RSU Agreement in order to comply with NYSE Rule 312.03(b).

Vote Required

Approval of this proposal requires the affirmative vote of the holders of at least a majority of the votes cast at the Annual Meeting on this proposal. Shareholders who return a signed proxy card but do not indicate how they wish to vote on Proposal 3 will be deemed to have voted FOR the proposal.  Broker non-votes will have no effect on the outcome of the vote.  Abstentions will have the same effect as a vote against this proposal.  Mr. Gabelli, who controls approximately 96% of the combined voting power of the Company, intends to vote “FOR” this proposal.

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2002 STOCK AWARD AND INCENTIVE PLAN

Overview

The Board has adopted and is seeking shareholder approval of an amendment to the Company’s 2002 Stock Award and Incentive Plan, as amended to date (the “Plan”), to increase the number of shares of Class A Stock that are available to be issued under the Plan by 2,000,000 shares, from 4,000,000 shares to 6,000,000 shares (subject to adjustment for stock splits, stock dividends and similar events).

As of March 1, 2017, awards covering 1,632,775 shares of Class A Stock had been awarded under the Plan (net of forfeitures), leaving 2,367,225 shares available for future awards.  However, on December 21, 2015, the Company entered into a restricted stock unit agreement with Mr. Mario J. Gabelli, the Company’s Chief Executive Officer, pursuant to which the Company determined to award Mr. Gabelli’s Variable Compensation generated in fiscal 2016 in the form of RSUs under the Plan (the “2016 RSU Agreement”).  Under the 2016 RSU Agreement, the number of RSUs granted was calculated by dividing the Variable Compensation generated in fiscal year 2016 by the volume-weighted average price (as defined in the 2016 RSU Agreement) per share of the Class A Stock for fiscal 2016.  If such RSUs are settled in shares of Class A Stock, Mr. Gabelli will receive 2,314,695 shares of Class A Stock under the Plan and accordingly, such shares have been reserved for issuance under the Plan.  Subject to certain exceptions set forth in the 2016 RSU Agreement, the RSUs will vest in full on January 1, 2020, provided that Mr. Gabelli remains employed by the Company on such date.  On January 1, 2020, the Company intends to make a cash payment to Mr. Gabelli in settlement of the RSUs granted under the 2016 RSU Agreement  equal to (i) the lesser of (x) the value (as defined in the 2016 RSU Agreement) per share of the Company’s Class A stock as of such date, or if applicable, as of such earlier date upon which the restrictions otherwise lapse, or (y) the volume-weighted average price per share of the Company’s Class A stock for fiscal year 2016, as calculated in accordance with the above description, multiplied by (ii) the number of RSUs with respect to which the restrictions have lapsed.  However, notwithstanding this current intention, the Company reserves the right in its discretion to issue to Mr. Gabelli a number of shares of Class A Stock equal to the number of RSUs in lieu of such cash payment.

In addition, as further discussed in Proposal 3, on December 23, 2016, the Company entered into the 2017 RSU Agreement with Mr. Mario J. Gabelli, pursuant to which the Company determined to award Mr. Gabelli’s Variable Compensation earned for the period January 1, 2017 through June 30, 2017 in the form of RSUs under the Plan, subject to certain exceptions.  Under the 2017 RSU Agreement, the number of RSUs granted will be calculated by dividing (x) the Variable Compensation earned for the period January 1, 2017 through June 30, 2017, except that the portion of the RSU expense which is derived from the Management Fee for the period January 1, 2017 through June 30, 2017 will not be considered in calculating the Management Fee in any period of time during the vesting period of the RSUs, by (y) the volume-weighted average price (as defined in the 2017 RSU Agreement) per share of the Class A Stock for the period January 1, 2017 through June 30, 2017.  Subject to certain exceptions set forth in the 2017 RSU Agreement, the RSUs will vest in full on July 1, 2018, the Vesting Date, provided that Mr. Gabelli remains employed by the Company on such date.  On the Vesting Date, the Company intends to make a cash payment to Mr. Gabelli in settlement of the RSUs granted under the 2017 RSU Agreement equal to (i) the lesser of (x) the value (as defined in the 2017 RSU Agreement) per share of the Company’s Class A stock as of the Vesting Date, or if applicable, as of such earlier date upon which the restrictions otherwise lapse, or (y) the volume-weighted average price per share of the Company’s Class A stock for the period January 1, 2017 through June 30, 2017, as calculated in accordance with the above description, multiplied by (ii) the number of RSUs with respect to which the restrictions have lapsed.  However, notwithstanding this current intention, the Company reserves the right in its discretion to issue to Mr. Gabelli a number of shares of Class A Stock equal to the number of RSUs in lieu of such cash payment.

In order to ensure an adequate reserve of shares available to settle Mr. Gabelli’s award in shares of Class A Stock under the 2016 RSU Agreement and 2017 RSU Agreement and for future grants to other key employees and directors of the Company, from time to time, the Company is seeking to increase the number of shares reserved for issuance under the Plan by 2,000,000.  If the number of RSUs granted to Mr. Gabelli under the 2017 RSU Agreement, when calculated, exceeds the number of available shares under the Plan, the Company will seek shareholder approval for another amendment to the Plan. If the Company settles Mr. Gabelli’s award in cash, any shares previously reserved for issuance under the 2016 RSU Agreement or 2017 RSU Agreement will become available for future grants at the discretion of the Compensation Committee of the Board.

The Plan was originally approved by shareholders on May 21, 2002, and subsequently amended by the Board and approved by shareholders on November 20, 2013 and May 3, 2016. The Plan provides equity-based compensation through the grant of stock options, stock appreciation rights, stock awards, performance shares and stock units.  The Board believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable the Company to attract, motivate, and retain key employees and Directors and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company.

As of March 1, 2017, there were 10,251,182 shares of our Class A Stock outstanding. The increase of 2,000,000 shares of Class A Stock available for grant under the Plan will result in additional potential dilution of our outstanding stock.  Based solely on the closing price of our Class A Stock on March 1, 2017 of $30.25 per share, the aggregate market value of the additional 2,000,000 shares of Class A Stock to be reserved for issuance under the Plan would be $60,500,000 and would represent approximately 16.32% of the number of shares of Class A Stock outstanding after this issuance of the additional 2,000,000 shares of Class A stock.

Other than the proposed amendment to the Plan to increase the number of shares of Class A Stock that the Company may issue under the Plan, there are no other changes to the Plan.  The full text of the amendment to the Plan is attached hereto as Exhibit A. The following discussion is qualified in its entirety by reference to the amendment attached hereto as Exhibit A, the original text of the Plan filed as Exhibit A to the Company’s Proxy Statement on Schedule 14A, dated April 30, 2002, the First Amendment to the Plan included as Annex D to the Company’s Proxy Statement on Schedule 14A, dated October 29, 2013, and the Second Amendment to the Plan included as Exhibit A to the Company’s Proxy Statement on Schedule 14A, dated April 21, 2016.

The Company may register the 2,000,000 share increase on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, after receiving shareholder approval.

Plan Benefits

The following table sets forth the stock options and stock awards outstanding under the Plan as of March 1, 2017, to each of the Company’s named executive officers, the Company’s executive officers as a group, the Company’s non-executive directors as a group, and all employees of the Company, including all current officers who are not executive officers, as a group:

Name	Number of Shares Underlying Restricted Stock Awards		Number of Shares Underlying Stock Options
Mario J. Gabelli Chairman, Chief Executive Officer and Chief Investment Officer – Value Portfolios	-0-	[1]	-0-
Douglas R. Jamieson President and Chief Operating Officer of GAMCO Asset Management Inc. and Former President and Chief Operating Officer of the Company	6,200		-0-
Kevin Handwerker	1,000		-0-
Executive Vice President, General Counsel and Secretary
Kieran Caterina Senior Vice President and Co-Chief Accounting Officer	5,500		-0-
Diane M. LaPointe Senior Vice President and Co-Chief Accounting Officer	5,000		-0-
Agnes Mullady Senior Vice President of the Company and President and Chief Operating Officer of the Fund Division	16,300		-0-
Bruce Alpert	2,800		-0-
Senior Vice President
Henry Van der Eb	700		-0-
Senior Vice President
Total for all current executive officers (including the named executive officers identified above)	37,500		-0-
Non-executive director group	-0-		-0-
All employees, including all current officers who are not executive officers, as a group	421,940		-0-
Equity Compensation Plan Information
For information regarding outstanding options and shares reserved for future issuance under all of our equity compensation plans as of December 31, 2016, see the table included in our 2016 Annual Report under “Part II, Item 5: Market for the Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.”

 Recommendation

The Board recommends that shareholders vote “FOR” the approval of the amendment to the Plan.

1  Excludes 2,314,695 shares of Class A Stock that have been reserved for issuance in the event the Company determines to settle the RSUs granted under the 2016 RSU Agreement to Mr. Gabelli in shares of Class A Stock, notwithstanding the Company’s current intention to make a cash payment to Mr. Gabelli in settlement of such RSUs.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of at least a majority of the votes cast at the Annual Meeting on this proposal. Shareholders who return a signed proxy card but do not indicate how they wish to vote on this proposal will be deemed to have voted FOR Proposal 4.  Broker non-votes will have no effect on the outcome of the vote.  Abstentions will have the same effect as a vote against Proposal 4.  Mr. Gabelli, who controls approximately 96% of the combined voting power of the Company, intends to vote “FOR” this proposal.

PROPOSAL 5
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officer for the fiscal year 2016 as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC under Section 14A of the Exchange Act. At the 2011 annual meeting of shareholders, our shareholders approved holding this advisory vote every three years.  Our shareholders are also being asked to vote on the frequency of this advisory vote on executive compensation at this Annual Meeting (see Proposal 6).

The Company's goal for its executive compensation program is to attract, motivate and retain talented persons. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders' long-term interests.  The Company believes that its executive compensation program satisfies this goal and is strongly aligned with the long-term interests of its shareholders.  Accordingly, the Company is asking shareholders to approve the following advisory resolution:

“RESOLVED, that the compensation of the Company's named executive officers as disclosed pursuant to SEC compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables), is hereby approved.”

As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinion expressed by shareholders on this proposal and will consider the outcome of the vote when making future compensation decisions for the named executive officers.

Recommendation

The Board recommends that shareholders vote “FOR” the advisory resolution approving the compensation of the Company's named executive officers.

Vote Required

       Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Shareholders who return a signed proxy card but do not indicate how they wish to vote on this proposal will be deemed to have voted FOR Proposal 5. Broker non-votes will have no effect on the outcome of the vote.  Abstentions will have the same effect as a vote against this proposal.

PROPOSAL 6
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

Shareholders have an opportunity to advise the Board of Directors as to whether the Company should conduct an advisory vote with respect to its named executive officer compensation at every annual meeting, at every second annual meeting or every third annual meeting of shareholders. At the 2011 annual meeting of shareholders, our shareholders approved holding this advisory vote every three years.  We are required to provide shareholders, at least once every six years, the opportunity to indicate how frequently shareholders would prefer future advisory votes on our named executive officer compensation.  Accordingly, shareholders may vote at this Annual Meeting on the following non-binding resolution relating to the frequency with which the Company should conduct an advisory vote on the named executive officer compensation as described in the “Compensation Discussion and Analysis” section of the Proxy Statement. Shareholders may vote every one, two or three years, or abstain from voting on this proposal.

“RESOLVED, that the option of every 1 year, every 2 years, or every 3 years that receives the greatest number of votes cast for this resolution by the holders of our common stock entitled to vote at the meeting will be determined to be the recommended frequency for which we should hold a shareholder advisory vote to approve the compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, the compensation tables, the narrative discussion and any related material disclosed in this proxy statement.”

The advisory vote is non-binding, but the Board of Directors and the Compensation Committee will take into account the outcome of the vote when making future decisions about how often the Company conducts an advisory shareholder vote on its named executive officer compensation.

Recommendation

The Board of Directors recommends that shareholders vote for the option of “THREE YEARS” as the frequency with which shareholders are provided an advisory vote on the compensation of its named executive officers included in the Company’s proxy statement.

 Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Shareholders who return a signed proxy card but do not indicate how they wish to vote on this proposal will be deemed to have voted FOR Proposal 6. Broker non-votes will have no effect on the outcome of the vote.  Abstentions will have the same effect as a vote against this proposal.

PROPOSAL 7
ADVISORY VOTE ON BOARD CONSIDERATION OF RECLASSIFICATION OF CLASS B STOCK
General
As the Board requested in 2011, 2012, 2013, 2014 and 2016, holders of our Class A Stock are again asked to vote on whether the Board should consider the conversion and reclassification of all of our shares of Class B Stock into shares of Class A Stock at a ratio in the range between 1.15 to 1.25 shares of Class A Stock for each share of Class B Stock. Our Board, however, has not determined whether to proceed with the conversion and reclassification of our Class B Stock or, if so, what an appropriate exchange ratio would be. As a matter of good corporate governance, the Board recommends that each shareholder vote on this proposal and strongly encourages each shareholder to do so, in order to provide further and updated shareholder guidance to the Board in this matter.  The Board will carefully consider the vote on the Reclassification Proposal and recommends that all Class A shareholders vote thereon, although the Board makes no recommendation on how shareholders should vote.  The Board will also consider other factors relating to the possible conversion and reclassification of our Class B Stock. If our Board does determine that it would be in the best interests of all shareholders to convert and reclassify all of our shares of Class B Stock into shares of Class A Stock, we will present a binding proposal to amend our Amended and Restated Certificate of Incorporation for a vote of the shareholders at our next annual meeting of shareholders.
Background
In February 1999, we sold 6 million shares of Class A Stock at $17.50 per share in our initial public offering (unadjusted for the 2009 spin-off of Teton or for the 2015 spin-off of Associated Capital).  At that time, GGCP and its subsidiaries owned all 24 million shares of our Class B Stock. The holders of Class A Stock were and are entitled to one vote per share while the holders of Class B Stock were and are entitled to ten votes per share.  As of March 1, 2017, Mr. Gabelli, GGCP, and Gabelli & Company Investment Advisers, Inc. (“GCIA”), a subsidiary of Associated Capital Group, Inc. that is controlled by GGCP, collectively owned 79% of our common stock outstanding on a combined basis, representing 96% of the total voting power on a combined basis.  If the Class B Stock had been converted into Class A Stock on March 1, 2017, using a conversion ratio of 1.15 and a conversion ratio of 1.25 shares of Class A Stock for Class B Stock, then the former Class B shareholders (with GGCP, GCIA, and Mr. Gabelli owning 99% of the Class B Stock) would collectively own 68% and 70%, respectively, of the Company’s outstanding stock and voting power.

The Company is again considering eliminating its dual class structure in which our Class A Stock has one vote per share and our Class B Stock has ten votes per share. One way of eliminating the dual class structure would be to convert and reclassify all outstanding shares of Class B Stock into shares of Class A Stock.  Except for the advisory proposals previously voted on by the shareholders as described below, the Board has not considered any procedures for eliminating the Company’s dual class structure.
Purpose and Results of Vote
The Reclassification Proposal seeks to determine whether our holders of Class A Stock want the Board to consider converting and reclassifying all outstanding shares of Class B Stock into shares of Class A Stock at a ratio in the range between 1.15 to 1.25 shares of Class A Stock for each share of Class B Stock.  The hypothetical conversion ratio range does not represent the Board’s view as to a fair or appropriate conversion ratio if the shares of Class B Stock were to be converted into shares of Class A Stock. The hypothetical conversion ratio range, however, does reflect the Board’s belief that the holders of the Class B Stock will not agree to convert their shares and give up their enhanced voting power unless this ratio is greater than one share of Class A Stock for each share of Class B Stock.
Before expending resources to obtain a “fairness opinion” from an independent party and evaluate various options for eliminating the dual class structure, the Board believes that it is appropriate to solicit the views of the holders of our Class A Stock. If the proposal is approved, the Board will consider whether the conversion ratio in the range between 1.15 to 1.25 is fair and may seek to retain an independent party to render a “fairness opinion.”
Even if the Reclassification Proposal is approved, there can be no assurance that the shares of Class B Stock will be converted into shares of Class A Stock at a ratio in the range between 1.15 to 1.25 or at any other ratio.  If the Reclassification Proposal is approved, the Board will evaluate the proposal and, if after such evaluation the Board concludes that we should convert all of the shares of Class B Stock into shares of Class A Stock at a particular ratio, the Board will present the proposal and ratio for shareholder approval in our proxy statement for the 2018 Annual Meeting.
In light of the current stock ownership, even if all of our shares of Class B Stock were converted into shares of Class A Stock, Mario J. Gabelli and GGCP would continue to own a majority of our shares of common stock outstanding and a majority of the total voting power.
At a special meeting of our shareholders held on November 30, 2007, the shareholders of the Class A Stock approved a proposal by 97.7% of the votes cast that our Board of Directors should consider the conversion and reclassification on the Company’s Class B Stock to Class A Stock at a ratio of 1.15 shares of Class A Stock for each share of Class B Stock.  In 2008, our Board, after preliminary discussions with representatives of the Board of GGCP, elected to defer its decision on converting and reclassifying all of the Class B Stock into shares of the Class A Stock.  Subsequently, at the annual meeting of shareholders held on May 6, 2011, the Class A shareholders approved an advisory proposal on whether the Board should consider the reclassification of its stock, at a ratio of 1.10 to 1.20 shares of Class A Stock for Class B Stock, by 86% of the votes cast.  However, the total votes cast on the advisory Reclassification Proposal in 2011 constituted well under a majority (36.3%) of the Class A Stock then outstanding.  At the annual meeting of shareholders held on May 1, 2012, the Class A shareholders approved an advisory proposal on whether the Board should consider the reclassification of its stock, at a ratio of 1.15 to 1.25 shares of Class A Stock for Class B Stock, by 85% of the votes cast.  However, as in 2011, the total votes cast on the advisory Reclassification Proposal in 2012 were well under a majority (39%) of the Class A Stock then outstanding. At the annual meeting of shareholders held on May 7, 2013, the Class A shareholders approved an advisory proposal on whether the Board should consider the reclassification of its stock, at a ratio of 1.15 to 1.25 shares of Class A Stock for Class B Stock, by 81% of the votes cast.  However, as in 2011 and 2012, the total votes cast on the advisory Reclassification Proposal in 2013 were again less than a majority (41%) of the Class A Stock then outstanding. At the annual meeting of shareholders held on May 6, 2014, the Class A shareholders approved an advisory proposal on whether the Board should consider the reclassification of its stock, at a ratio of 1.15 to 1.25 shares of Class A Stock for Class B Stock, by 85% of the votes cast. The total votes cast on the advisory Reclassification Proposal in 2014 was 71% of the Class A Stock then outstanding. At the annual meeting of shareholders held on May 3, 2016, the Class A shareholders approved an advisory proposal on whether the Board should consider the reclassification of its stock, at a ratio of 1.15 to 1.25 shares of Class A Stock for Class B Stock, by 75% of the votes cast. The total votes cast on the advisory Reclassification Proposal in 2016 was 81% of the Class A Stock then outstanding. The Board has continued to consider the reclassification of its stock but has determined that it would be appropriate and helpful to the Board to ask, encourage and recommend that the Class A shareholders vote on the reclassification of its stock at the 2017 Annual Meeting.

Recommendation
The Board urges Class A shareholders to vote on this proposal, although the Board does not make any recommendation on how shareholders should vote with respect to this proposal.
Vote Required
Approval of Proposal 7 requires the affirmative vote of a majority of the votes cast by Class A shareholders.  Shareholders who return a signed proxy card but do not indicate how they wish to vote on Proposal 7 will be deemed to have abstained on Proposal 7.  Broker non-votes, if any, will have no effect on the outcome of this proposal.  Abstentions will have the same effect as a vote against Proposal 7.
CORPORATE GOVERNANCE
GAMCO continually strives to maintain the highest standards of ethical conduct: reporting results with accuracy and transparency and maintaining full compliance with the laws, rules and regulations that govern the Company’s businesses.  The Company is active in ensuring that its governance practices continue to serve the interests of its shareholders and remain at the leading edge of best practices.
Determination of Director Independence
The Board has established guidelines which it uses in determining director independence and that are based on the director independence standards of the New York Stock Exchange. A copy of these guidelines can be found as Exhibit B.  These guidelines are also attached to the Board’s Corporate Governance Guidelines, which are available at the following website: http://www.gabelli.com/corporate/corp_gov.html.  A copy of these guidelines may also be obtained upon request from our Secretary.
In making its determination of independence with respect to Mr. Prather, the Board considered that the investment advisory subsidiaries of the Company collectively own on behalf of their investment advisory clients as of March 1, 2017 approximately 2.76% of the Company’s Class A Stock and 1.19% of the Common Stock of Gray Television, Inc. (“Gray”). This ownership represents approximately 1.98% of the total voting power of Gray. Mr. Prather served as President and Chief Operating Officer and a director of Gray until June of 2013.  Furthermore, an investment advisory affiliate of the Company nominated Mr. Prather as a director of Gaylord Entertainment Company (“Gaylord”) in 2009, and Mr. Prather was elected as a director of Gaylord on May 7, 2009.  Gaylord subsequently converted into a real estate investment trust named Ryman Hospitality Properties, Inc. (“Ryman”) in October 2012, and Mr. Prather remains on Ryman’s board of directors.  The Company collectively owns on behalf of their investment advisory clients approximately 10.95% of Ryman’s Common Stock representing approximately 10.95% of the total voting power of Ryman as of March 1, 2017.  In addition, an investment advisory affiliate of the Company nominated Mr. Prather as a director of Diebold in 2013, and Mr. Prather was elected as a director of Diebold on April 25, 2013.  The Company collectively owns on behalf of their investment advisory clients approximately 7.72% of Diebold’s Common Stock representing approximately 7.72% of the total voting power of Diebold as of March 1, 2017. From time to time, investment advisory affiliates of the Company have nominated and may continue to nominate Mr. Prather to the Boards of public companies.
The Company’s affiliates may also nominate other directors to the Boards of companies that are beneficially owned on behalf of its clients. The Board further considered the difficulty the Company would encounter in attempting to unilaterally affect the management of Gray, Ryman or Diebold through the use of its voting power.
In making its determination of independence with respect to Mr. Avansino, the Board considered that he has a daughter who works for the Company in a non-executive role, as described under “Certain Relationships and Related Transactions”.  In addition, the Board considered that he is the Chairman and the President of Miami Oil Producers, Inc. (“Miami Oil”), the landlord of a lease that was entered into in 1999 with the Company for office space in Nevada.  The Company paid $38,880, $39,495 and $39,984 in rent to Miami Oil in 2014, 2015 and 2016, respectively.  Mr. Avansino is not a shareholder of Miami Oil.
With respect to these relationships, the Board considered Messrs. Avansino’s and Prather’s lack of economic dependence on the Company and other personal attributes that need to be possessed by independent-minded directors. Based on the guidelines attached as Exhibit A hereto and the foregoing considerations, the Board concluded that the following directors were independent and determined that none of them had a material relationship with us which would impair his ability to act as an independent director: Messrs. Artzt, Avansino, Daniels, McGrath and Prather.

The table below sets forth certain information regarding the nominees to the Board and Committees on which they serve.

Name	Audit Committee	Governance Committee	Compensation Committee	Nominating Committee
Mario J. Gabelli				X
Edwin L. Artzt	X
Raymond C. Avansino, Jr.	X	X (Chair)	X
Leslie B. Daniels
Eugene R. McGrath	X	X
Robert S. Prather, Jr.	X (Chair)		X (Chair)
Elisa M. Wilson				X (Chair)
The Board’s Role in the Oversight of Risk
The Board’s oversight of risk is administered directly through the Board, as a whole, or through its Committees.  Various reports and presentations regarding risk management are presented to the Board including the procedures that the Company has adopted to identify and manage risk.  Each of the Board’s Committees addresses risks that fall within the Committee’s area of responsibility.  For example, the Audit Committee is responsible for “overseeing the quality and objectivity of GAMCO’s financial statements and the independent audit thereof.”  The Audit Committee reserves time at each of its quarterly meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management. The Director of Internal Audit also is significantly involved in risk management evaluation and designs the Company’s internal audit programs to take account of risk evaluation and work in conjunction with the Co-Chief Accounting Officers.  The Director of Internal Audit reports directly to the Company’s Audit Committee.
Relationship of Compensation and Risk
The Compensation Committee of the Board works with the Chief Executive Officer in reviewing the significant elements of the Company’s compensation policies and programs for all staff.  They evaluate the intended behaviors each program is designed to incentivize to ensure that such policies and programs are appropriate for the Company.
The Board and Committees
During 2016, there were four meetings of the Board. Our Board has an Audit Committee, a Compensation Committee, a Governance Committee and a Nominating Committee. We are deemed to be a “controlled company” as defined by the corporate governance standards of the New York Stock Exchange by virtue of the fact that GGCP holds more than 50% of the voting power of the Company. As a result, we are exempt from the corporate governance standards of the New York Stock Exchange requiring that a majority of the Board be independent and that all members of the Governance, Nominating and Compensation Committees be independent.  While the Company is a controlled Company, the Board nevertheless is comprised of a majority of independent directors.
The Board believes that the most effective leadership structure is for the Company’s Chief Executive Officer to serve as Chairman given that Mr. Mario Gabelli is the controlling shareholder of the Company.  By having Mr. Gabelli serve as the Chief Executive Officer and as Chairman, the Board believes that it enables Mr. Gabelli to ensure that the Board’s agenda responds to strategic challenges, that the Board is presented with information required for it to fulfill its responsibilities, and that Board meetings are as productive and effective as possible.
Our non-management directors meet, without any management directors or employees present, immediately after our regular quarterly Board meetings. At least once each year, our independent directors meet in a separate executive session. Mr. Prather serves as lead independent director and chairs the meetings of our non-management and independent directors.

The Audit Committee regularly meets with our independent registered public accounting firm to ensure that satisfactory accounting procedures are being followed and that internal accounting controls are adequate, reviews fees charged by the independent registered public accounting firm and selects our independent registered public accounting firm. Messrs. Artzt, Avansino, McGrath and Prather, each of whom is an independent director as defined by the corporate governance standards of the New York Stock Exchange and the Company’s guidelines as set forth in Exhibit B, are members of the Audit Committee. The Board has determined that Mr. Prather meets the standards of an “audit committee financial expert,” as defined by the applicable securities regulations. The Audit Committee met five times during 2016. A copy of the Audit Committee’s charter is posted on our website at http://www.gabelli.com/corporate/corp_gov.html. A shareholder may also obtain a copy of the charter upon written request from our Secretary delivered to our principal executive offices.
The Compensation Committee reviews the amounts paid to the Chief Executive Officer for compliance with the terms of his employment agreement and generally reviews benefits and compensation for the other executive officers. It also administers our Stock Award and Incentive Plan. Messrs. Avansino and Prather, each of whom is an independent director, are the members of the Compensation Committee. The Compensation Committee does not have a formal policy regarding delegation of its authority. The Compensation Committee met four times during 2016. A copy of the Compensation Committee’s charter is posted on our website at http://www.gabelli.com/corporate/corp_gov.html. A shareholder may also obtain a copy of the charter upon written request from our Secretary delivered to our principal executive offices.
The Governance Committee advises the Board on governance policies and procedures. Messrs. Avansino and McGrath, each of whom is an independent director, are the members of the Governance Committee.  The Governance Committee held three meetings during 2016.  A copy of the Governance Committee’s charter is posted on our website at http://www.gabelli.com/corporate/corp_gov.html. A shareholder may also obtain a copy of the charter upon written request from our Secretary delivered to our principal executive offices.
The Nominating Committee advises the Board on the selection and nomination of individuals to serve as directors of GAMCO. Nominations for director, including nominations for director submitted to the committee by shareholders, are evaluated according to our needs and the nominee’s knowledge, experience and background. Mario Gabelli and Elisa Wilson are the members of the Nominating Committee. Neither Mr. Gabelli nor Ms. Wilson is an independent director as defined by the corporate governance standards of the Company. The Nominating Committee did not meet in 2016. A copy of the Nominating Committee’s charter is posted on our website at http://www.gabelli.com/corporate/corp_gov.html. A shareholder may also obtain a copy of the charter upon written request from our Secretary delivered to our principal executive offices.  The Nominating Committee has adopted the following policy regarding diversity: When identifying nominees as directors, the Committee will have a bias to have diverse representation of candidates who serve or have served as chief executive officers or presidents of public or private corporations or entities that are either for-profit or not-for-profit.  In accordance with its charter, the Nominating Committee will review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a change in status, including but not limited to an employment change, and recommend whether or not the director should be re-nominated.  The Nominating Committee will review annually with the Board the composition of the Board as a whole and recommend, if necessary, measures to be taken.
Consideration of Director Candidates Recommended by Shareholders
Except as set forth in the Company’s Amended and Restated By-Laws, the Nominating Committee does not have a formal policy regarding the recommendation of director candidates by shareholders.  The Board believes it is appropriate not to have such a policy because GGCP holds the majority of the voting power.  Nevertheless, the Nominating Committee will consider appropriate candidates recommended by shareholders. Under the process described below, a shareholder wishing to submit such a recommendation should send a letter to our Secretary at One Corporate Center, Rye, NY 10580. The mailing envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications and otherwise comply with the requirements of our Amended and Restated By-Laws. At a minimum, candidates recommended for election to the Board must meet the independence standards of the New York Stock Exchange as well as any criteria used by the Nominating Committee. The Nominating Committee will consider and evaluate candidates recommended by shareholders in the same manner as it considers candidates from other sources. Acceptance of a recommendation does not imply that the committee will ultimately nominate the recommended candidate.
Process for the Consideration of Director Candidates Nominated by Shareholders and of Business Proposed by Shareholders
GAMCO’s Amended and Restated By-Laws set forth the processes and advance notice procedures that shareholders of GAMCO must follow, and specifies additional information that shareholders of GAMCO must provide, when proposing director nominations at any annual or special meeting of GAMCO’s shareholders or other business to be considered at an annual meeting of shareholders.  Generally, the By-Laws provide that advance notice of shareholder nominations or proposals of business be provided to GAMCO not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the preceding annual meeting of shareholders.  For the 2018 Annual Meeting, such notice of nomination or other business must be received at GAMCO’s principal executive offices between January 3, 2018 and February 2, 2018.

Article III, Paragraph 6 of GAMCO’s Amended and Restated By-Laws sets out the procedures a shareholder must follow in order to nominate a candidate for Board membership. For these requirements, please refer to the Amended and Restated By-Laws as of November 20, 2013, filed with the Securities and Exchange Commission on November 22, 2013, as Exhibit 3.2 to a Current Report on Form 8-K.  The Amended and Restated By-Laws are also available in the “Investor Relations” section of the Company’s website.
Director Attendance
During 2016, all of the directors attended at least 75% of the meetings of the Board and the Board committees of which he or she was a member.  Mr. Daniels was not a member of the Board until his election in November 2016.  Mr. Mario Gabelli, Mr. Avansino, and Mr. Prather attended our 2016 annual meeting of shareholders. We do not have a policy regarding directors’ attendance at our annual meetings.
COMPENSATION OF DIRECTORS
Neither Mr. Mario Gabelli nor Mr. Marc Gabelli received compensation for serving as a director of the Company during 2016.  Effective at the 2016 annual meeting of shareholders, Mr. Marc Gabelli no longer served as a director of the Company. Effective July 1, 2010, all non-executive directors other than Mr. Gabelli receive annual cash retainers and meeting fees as follows:
Board Member	$60,000
Audit Committee Chairman	$20,000
Compensation Committee Chairman	$12,000
Governance Committee Chairman	$12,000
Attendance per Board Meeting	$10,000
Attendance per Audit Committee Meeting	$4,000
Attendance per Compensation and Governance Committees Meeting	$3,000

DIRECTOR COMPENSATION TABLE FOR 2016
The following table sets forth fees, awards, and other compensation paid to or earned by our non-executive directors in 2016.
Director Compensation Table for 2016. The following table sets forth fees, awards, and other compensation paid to or earned by our non-executive directors in 2016.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($) (a) (b)	Option Awards ($) (c)	All Other Compensation ($)	Total ($)
Edwin L. Artzt	116,000	-0-	-0-	-0-	116,000
Raymond C. Avansino, Jr.	150,000	-0-	-0-	-0-	150,000
Leslie B. Daniels	19,457	-0-	-0-	-0-	19,457
Marc Gabelli (c)(d)	-0-	-0-	-0-	324,205	324,205
Eugene McGrath	129,000	-0-	-0-	-0-	129,000
Robert S. Prather, Jr.	164,000	-0-	-0-	-0-	164,000
Elisa M. Wilson (d)	100,000	-0-	-0-	-0-	100,000
(a)
There were no GAMCO restricted stock awards granted to any non-executive directors during 2016.  However, at the time of the spin-off, existing GAMCO equity awards were supplemented by the awarding of Associated Capital equity awards. Specifically, outstanding RSAs relating to GAMCO remain unchanged, with each RSA holder also receiving an equal number of RSAs relating to Associated Capital. The terms of the new Associated Capital RSAs are the same as the terms of the pre-spin-off GAMCO RSAs. The purpose of the issuance was to ensure that any employee who had GAMCO RSAs was granted an equal number of AC RSAs so that the total value of the RSAs post-spin-off was equivalent to the total value pre-spin-off. Therefore, on November 30, 2015, pursuant to the spin-off of Associated Capital from GAMCO, Mr. Marc Gabelli, along with certain of the Company’s named executive officers and other teammates, received restricted shares of Associated Capital’s Class A common stock as a result of his ownership of GAMCO unvested restricted stock awards.  Mr. Marc Gabelli did not stand for re-election upon the expiration of his term on May 3, 2016.  Therefore there were no restricted stock awards outstanding to any current director on December 31, 2016.

(b)	There were no option awards outstanding to any directors at December 31, 2016.
(c)
Effective at the 2016 annual meeting of shareholders, Mr. Marc Gabelli no longer served as a director of the Company. Mr. Marc Gabelli was employed by Associated Capital during 2016.  He earned an amount of $324,205 for services rendered to GAMCO pursuant to the transition services agreement between GAMCO and Associated Capital, which is shown in the above table as “All Other Compensation”.  Mr. Marc Gabelli’s all other compensation earned in 2016 consisted of an allocation of $200,000 of the incentive-based management fee (10% of GAMCO pre-tax profits) by Mr. Mario Gabelli as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) to the Summary Compensation Table for 2016 and $124,205 for acting as portfolio manager of a Gabelli Fund.  Mr. Marc Gabelli also earned $827,751 in compensation directly from Associated Capital, which is excluded from the above table, for his role as an officer and employee in that company.

(d)
We lease an approximately 60,000 square foot building located at 401 Theodore Fremd Avenue, Rye, New York as our headquarters (the “Building”) from M4E, LLC, (“M4E”), an entity that is owned by family members of Mr. Gabelli, including Mr. Marc Gabelli and Ms. Wilson.  As members of M4E, Mr. Marc Gabelli and Ms. Wilson each are entitled to receive their pro-rata share of payments received by M4E under the lease.  See “Certain Relationships and Related Transactions” on page 33 of this proxy statement for further details.

Communications with the Board
Our Board has established a process for shareholders and other interested parties to send communications to the Board.  Shareholders or other interested parties who wish to communicate with the Board, the non-management or independent directors, or a particular director may send a letter to our Secretary at GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580-1422. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.
Code of Business Conduct
We have adopted a Code of Business Conduct (the “Code of Conduct”) that applies to all of our officers, directors and staff members with additional requirements for our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct is posted on our website at http://www.gabelli.com/corporate/corp_gov.html. Any shareholder may also obtain a copy of the Code of Conduct upon written request to our Secretary at our principal executive offices. Shareholders may address a written request for a printed copy of the Code of Conduct to our Secretary at GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580-1422. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the Code of Conduct by posting such information on our website.
Transactions with Related Persons
Our Board has adopted written procedures governing the review, approval or ratification of any transactions with related persons required to be reported in this proxy statement. The procedures require that all related party transactions, other than certain pre-approved categories of transactions, be reviewed and approved by our Governance Committee or the Board. Under the procedures, directors may not participate in any discussion or approval by the Board of related party transactions in which they or a member of their immediate family is a related person, except that they shall provide information to the Board concerning the transaction. Only transactions that are found to be in the best interests of the Company will be approved.
Currently, we have a number of policies and procedures addressing conflicts of interest. Our Code of Conduct addresses the responsibilities of our officers, directors and staff to disclose conflicts of interest to our Legal/Compliance Department, which determines whether the matter constitutes a related party transaction that should be reviewed by our Governance Committee or Board. Generally, matters involving employer-employee relationships including compensation and benefits, ongoing arrangements that existed prior to our initial public offering and financial service relationships including investments in our funds are not presented for review, approval or ratification by our Governance Committee or Board.

Furthermore, our Amended and Restated Certificate of Incorporation provides that no contract, agreement, arrangement or transaction, or any amendment, modification or termination thereof, or any waiver of any right thereunder, (each, a “Transaction”) between GAMCO and:
(i)
Mario J. Gabelli, any member of his immediate family who is at the time an officer or director of GAMCO and any entity in which one or more of the foregoing beneficially own a controlling interest of the outstanding voting securities or comparable interests (each, a “Gabelli”),

(ii)	any customer or supplier,
(iii)	any entity in which a director of GAMCO has a financial interest (a “Related Entity”), or
(iv)	one or more of the directors or officers of GAMCO or any Related Entity;
will be voidable solely because any of the persons or entities listed in (i) through (iv) above are parties thereto, if the standard specified below is satisfied.
Further, no Transaction will be voidable solely because any such directors or officers are present at or participate in the meeting of the Board or committee thereof that authorizes the Transaction or because their votes are counted for such purpose, if the standard specified below is satisfied. That standard will be satisfied, and such Gabelli, the Related Entity, and the directors and officers of GAMCO or the Related Entity (as applicable) will be deemed to have acted reasonably and in good faith (to the extent such standard is applicable to such person’s conduct) and fully to have satisfied any duties of loyalty and fiduciary duties they may have to GAMCO and its shareholders with respect to such Transaction, if any of the following four requirements are met:
(i)
the material facts as to the relationship or interest and as to the Transaction are disclosed or known to the Board or the committee thereof that authorizes the Transaction, and the Board or such committee in good faith approves the Transaction by the affirmative vote of a majority of the disinterested directors on the Board or such committee, even if the disinterested directors are less than a quorum;

(ii)
the material facts as to the relationship or interest and as to the Transaction are disclosed or known to the holders of Voting Stock entitled to vote thereon, and the Transaction is specifically approved by vote of the holders of a majority of the voting power of the then outstanding Voting Stock not owned by such Gabelli or such Related Entity, voting together as a single class;

(iii)
the Transaction is effected pursuant to guidelines that are in good faith approved by a majority of the disinterested directors on the Board or the applicable committee thereof or by vote of the holders of a majority of the then outstanding voting Stock not owned by such Gabelli or such Related Entity, voting together as a single class; or

(iv)	the Transaction is fair to GAMCO as of the time it is approved by the Board, a committee thereof or the shareholders of GAMCO.
Our Amended and Restated Certificate of Incorporation also provides that any such Transaction authorized, approved, or effected, and each of such guidelines so authorized or approved, as described in (i), (ii) or (iii) above, will be deemed to be entirely fair to GAMCO and its shareholders, except that, if such authorization or approval is not obtained, or such Transaction is not so effected, no presumption will arise that such Transaction or guideline is not fair to GAMCO and its shareholders. In addition, our Amended and Restated Certificate of Incorporation provides that a Gabelli will not be liable to GAMCO or its shareholders for breach of any fiduciary duty that a Gabelli may have as a director of GAMCO by reason of the fact that a Gabelli takes any action in connection with any transaction between such Gabelli and GAMCO. For purposes of these provisions, interests in an entity that are not equity or ownership interests or that constitute less than 10% of the equity or ownership interests of such entity will not be considered to confer a financial interest on any person who beneficially owns such interests.
A description of certain related party transactions appears under the heading “Certain Relationships and Related Transactions” on pages 33 to 39 of this proxy statement.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee consists of Messrs. Avansino and Prather. Neither of these individuals has ever been an officer or employee of the Company.  During 2016, none of our executive officers served on the board of directors or compensation committee of any entity that employed any member of our Compensation Committee or served on the compensation committee of any entity that employed any member of our Board.

INFORMATION REGARDING NAMED EXECUTIVE OFFICERS
As of March 31, 2017, the named executive officers of the Company are as follows (ages are as of March 31, 2017):
Name	Age	Position
Mario J. Gabelli	74	Chairman, Chief Executive Officer and Chief Investment Officer – Value Portfolios
Douglas R. Jamieson	62	President and Chief Operating Officer of GAMCO Asset Management Inc., a wholly-owned subsidiary of the Company, and Former President and Chief Operating Officer of the Company
Kevin Handwerker Kieran Caterina Diane M. LaPointe Agnes Mullady	60 43 59 58
Executive Vice President, General Counsel and Secretary
Senior Vice President and Co-Chief Accounting Officer
Senior Vice President and Co-Chief Accounting Officer
Senior Vice President of the Company and President and Chief Operating Officer of the Fund Division

Bruce N. Alpert	65	Senior Vice President
Henry G. Van der Eb	71	Senior Vice President
Biographical information for Mr. Gabelli appears above under “Election of Directors – The Nominees”. Brief biographical sketches of the other executive officers listed above are set forth below.
Douglas R. Jamieson served as President and Chief Operating Officer of the Company from August 2004 to November 2016.  He has served as President and Chief Executive Officer of Associated Capital Group, Inc. since November 2016. He served as Executive Vice President and Chief Operating Officer of GAMCO Asset Management Inc. from 1986 to 2004 and has served as President and Chief Operating Officer of GAMCO Asset Management Inc. since 2004 and as a director of GAMCO Asset Management Inc. from 1991 to the present. Mr. Jamieson also serves as President and a director of Gabelli & Company Investment Advisers, Inc. (“GCIA”) (f/k/a Gabelli Securities, Inc.) (a wholly-owned subsidiary of Associated Capital) and GAMCO Asset Management (UK) Ltd. (a wholly-owned subsidiary of the Company).  Mr. Jamieson served on the Board of Teton from 2005 through 2010.  Mr. Jamieson also serves as a director of several Investment Partnerships that are managed by GCIA. Mr. Jamieson was a securities analyst with Gabelli & Company, Inc. (now known as G.research, LLC) the broker-dealer subsidiary of Associated Capital, from 1981 to 1986.  He was a director of GGCP from December 2005 through December 2009, and served as an advisor to the GGCP board through 2010.
Kevin Handwerker has served as Executive Vice President, General Counsel and Secretary of the Company since November 2013. Mr. Handwerker has also served as Executive Vice President, General Counsel and Secretary of Associated Capital since December 2015. Mr. Handwerker was Managing Director at Neuberger Berman LLC from 2000 through October 2013. Previously, Mr. Handwerker held senior positions in National Financial Partners Corp. and J.P. Morgan Investment Management Inc. He began his law career at Shearman & Sterling LLP, representing financial institutions and other entities in public and private financings, mergers and acquisitions and merchant banking transactions. Mr. Handwerker received his J.D. from Fordham University School of Law after earning his B.S. in Accounting, summa cum laude, from the State University of New York at Albany.
Kieran Caterina has served as Co-Principal Financial Officer of the Company since July 2015, as Co-Chief Accounting Officer of the Company since 2012, and as Senior Vice President of the Company since 2011.  Mr. Caterina earlier served as Vice President and Co-Principal Accounting Officer of the Company from 2008 to 2012, as Vice President and Acting Co-Chief Financial Officer from 2007 to 2008 and as Controller from 2002 to 2008.  Mr. Caterina joined GAMCO in March 1998 as a staff accountant.  He received his M.S. in Accounting from Binghamton University after earning his B.S. in Accounting from the State University of New York at Oswego.
Diane M. LaPointe has served as Co-Principal Financial Officer of the Company since July 2015, as Co-Chief Accounting Officer of the Company since 2012, and as Senior Vice President of the Company since 2011.  She has also served as the Financial and Operations Principal of G.distributors, LLC, the Company’s broker-dealer subsidiary, since 2011.  Ms. LaPointe earlier served as Vice President and Co-Principal Accounting Officer of the Company from 2008 to 2012 and as Acting Co-Chief Financial Officer of the Company from 2007 to 2008.  From 2004 until early 2016, she also served as Vice President and Controller of GCIA (f/k/a Gabelli Securities, Inc.) (a former subsidiary of the Company which became a subsidiary of Associated Capital in November 2015) and its broker-dealer subsidiary, G.research, LLC.  Prior to joining the Company in June 2004, Ms. LaPointe was the Chief Financial Officer and Treasurer of Security Capital Corporation and had previously held several senior financial positions at Ultramar PLC, including Director of Worldwide Financial Reporting and Director of Corporate Finance.  She began her career at KPMG.   She received her M.B.A. from New York University’s Stern School of Business after earning her B.A. from Wesleyan University.  Ms. LaPointe is a Certified Public Accountant.

Agnes Mullady has served as a Senior Vice President of the Company since 2008. She has also served as Executive Vice President of Associated Capital Group, Inc. since November 2016, as the President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010, as a Vice President of Gabelli Funds, LLC since 2006, and since 2011, as Chief Executive Officer of G.distributors, LLC, the Company’s broker-dealer subsidiary.  Ms. Mullady also serves as an officer of all of the Gabelli/GAMCO Funds.   Ms. Mullady served as the President of the Closed-End Fund Division of Gabelli Funds, LLC from 2007 through 2010.  In addition, she oversees the financial reporting of the affiliated open and closed-end funds for the Company.  Prior to joining the Company in December 2005, Ms. Mullady was a Senior Vice President at U.S. Trust Company and Treasurer and Chief Financial Officer of the Excelsior Funds from 2004 through 2005.

 Bruce N. Alpert has served as Senior Vice President of the Company since May 2008.  Mr. Alpert served as Vice President and Chief Operating Officer of Gabelli Funds, LLC or its predecessor from 1988 to 1999, and became Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC in 1999. Since 1989, Mr. Alpert has been a Vice President of G.research, LLC, a subsidiary of Associated Capital Group, Inc. Mr. Alpert is an officer of certain of the Gabelli/GAMCO Funds. Mr. Alpert also served as a director of Teton Advisors, Inc. from 1998 through May 2012, and was its President from 1998 through 2008 and Chairman from 2008 through 2010.    He served as Chief Compliance Officer of the Gabelli/GAMCO Funds from 2012 through 2014 and Gabelli Funds, LLC from 2012 through March 2015.  From 1986 until June 1988, he worked at the InterCapital Division of Dean Witter as Vice President and Treasurer of the mutual funds sponsored by Dean Witter.  From 1983 through 1986, he worked at Smith Barney Harris Upham & Co. (“Smith Barney”) as Vice President in the Financial Services Division and as Vice President and Treasurer of the mutual funds sponsored by Smith Barney.   Prior to Smith Barney, Mr. Alpert was an Audit Manager and Specialist at Price Waterhouse in the Investment Company Industry Services Group, where he was employed from 1975 through 1983.  Mr. Alpert is a Certified Public Accountant.
Henry G. Van der Eb has served as Senior Vice President of the Company since August 2004 and is a senior advisor to management in all aspects of our business. He has served as a Senior Vice President with Gabelli Funds, LLC and GAMCO Asset Management Inc. since October 1999, when he joined the Company after managing his privately held investment advisory firm (Mathers and Company, Inc.), which was acquired by the Company in October 1999. Mr. Van der Eb is a portfolio manager for the Company and is a Chartered Financial Analyst.

COMPENSATION OF EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
The investment management and securities industries are highly competitive, and experienced professionals have significant career mobility. We believe that the ability to attract, retain and provide appropriate incentives for the highest quality professional personnel is important for maintaining our competitive position in the investment management and securities industries, as well as for providing for the long-term success of GAMCO.
Most of GAMCO’s compensation expense is incentive-based variable compensation that will increase or decrease based on the revenues from our assets under management. Since 1977, we have generally paid out up to 40% of the revenues or net operating contribution to the marketing staff and portfolio managers who introduce, service or generate our separate account and mutual fund business, with payments involving the separate accounts being typically based on revenues, and payments involving the mutual funds being typically based on net operating contribution. We believe that the variable compensation formulas in place for our marketing staff and portfolio managers provide significant incentives for the growth of our business and a cushion during periods of market decline.
Our administrative, operations, legal and finance personnel generally receive the majority of their compensation in the form of base salaries and annual bonuses. We believe that GAMCO must pay competitive levels of cash compensation. We also believe that appropriate equity incentive programs may motivate and retain our professional personnel but that these programs must always be consistent with shareholder interests.

The Compensation Committee and the Board have continued to consider the results of the shareholders’ non-binding vote in 2011 on our “say-on-pay” proposal. A substantial majority (over 99%) of the shares voted on our “say-on-pay” proposal approved the Company's executive compensation as described in our Compensation Discussion and Analysis and the accompanying tabular disclosures in the 2011 proxy statement.  Because a majority of votes cast at the 2011 annual meeting of shareholders were in favor of having a “say-on-pay” vote every three years, the Board has adopted a triennial frequency policy.  Therefore a “say-on-pay” vote was again held at the 2014 Annual Meeting of Shareholders.  Once again a substantial majority (over 99%) of the shares voted on our “say-on-pay” proposal approved the Company's executive compensation as described in our Compensation Discussion and Analysis and the accompanying tabular disclosures in the 2014 proxy statement.  As a result of this favorable vote, it was determined that no changes were necessary to our executive compensation program’s design and administration.  The Board believes that this continues to be the case.
Compensation of the Named Executive Officers

The compensation for our named executives (other than for Mr. Mario Gabelli, whose compensation is described separately below under the section entitled “Chief Executive Officer Compensation”) is composed of base salary, annual bonus compensation, equity compensation, incentive-based variable compensation and employee benefits.  As used herein, the term “named executives” means all persons listed in the Summary Compensation Table set forth below.
•	Base Salary
Mr. Gabelli recommends to the Compensation Committee the amounts of the base salaries for our named executives, other than himself, which amounts are subject to the Committee’s review and approval, and are not at the discretion of the named executives.  Mr. Gabelli received no base salary in 2016.
•	Annual Bonus
Mr. Gabelli recommends to the Compensation Committee the amounts of the annual bonuses for our named executives, other than himself, which amounts are subject to the Committee’s review and approval. The factors considered by Mr. Gabelli in making annual bonus recommendations are typically subjective, such as perceptions of the named executives’ experience, performance and responsibilities. His recommendations may be but are not specifically tied to the performance of client assets, objectives set for each executive, the firm as a whole or the market value of our stock.
A portion of the annual bonuses for our named executives may be deferred for approximately 15 to 18 months. The terms of the deferrals are recommended by Mr. Gabelli to the Compensation Committee, which terms are subject to the Committee’s review and approval, and are not at the discretion of the named executives. The deferrals typically earn a return equal to the greater of the return on our U.S. Treasury money market fund or the return of one of our investment partnerships after payment of the management fee but before payment of any incentive fee.  In order to receive the deferred bonus payment, the named executive must be employed by the Company at the time of payment.  There were no deferrals in 2016.
•	Equity Compensation
Our executive compensation program may also include stock option or restricted stock awards (sometimes referred to hereinafter as “RSAs”), which are intended to provide additional incentives to increase shareholder value as well as retain qualified individuals. Mr. Gabelli makes recommendations to the Compensation Committee for the grant of stock awards to corporate team members.  Individual stock option award levels in past years and individual restricted stock award levels in 2016 and in past years were based upon a subjective evaluation of each named executive’s overall past and expected future contribution.  No formula was used to determine the timing or amount of option awards and RSAs for any individual.
•	Variable Compensation
To the extent that they have the proper regulatory registrations, all of our staff, including the named executives, are eligible to receive incentive-based variable compensation for attracting or providing client service to separate accounts, shareholders of the Gabelli/GAMCO Funds or investors in our other products. Mr. Jamieson, who provides client service to a significant number of separate accounts, received the majority of his total 2016 compensation from variable compensation payments, as described below in note (d) to the Summary Compensation Table.

In the course of fulfilling Mr. Gabelli’s duties, the Company at times brings on certain individuals to aid him. When this occurs, the Company offsets those costs by a reduction in compensation payable to Mr. Gabelli.  Refer to the notes to the Summary Compensation Table for 2016 on page 23 for further details.
Chief Executive Officer Compensation

Mr. Gabelli received no base salary, no bonus, no stock options and no restricted stock awards in 2016, as has been the case for each year since our initial public offering in 1999. All of the compensation earned by Mr. Gabelli in 2016 was incentive-based variable compensation that was calculated in accordance with Mr. Gabelli’s Amended Employment Agreement, which revised his 1999 employment agreement as described under the heading “Employment Agreements” below.  Mr. Gabelli was, however, not paid any cash compensation during 2016.  As further described in Proposal 4 on pages 7 to 10, on December 21, 2015, the Company entered into a restricted stock unit agreement with Mr. Mario J. Gabelli, the Company’s Chief Executive Officer, pursuant to which the Company determined to award Mr. Gabelli’s Variable Compensation generated in fiscal 2016 in the form of RSUs under the Plan (the “2016 RSU Agreement”).  Under the 2016 RSU Agreement, the number of RSUs granted was calculated by dividing the Variable Compensation generated in fiscal 2016 by the volume-weighted average price (as defined in the 2016 RSU Agreement) per share of the Class A Stock for fiscal 2016.  If such RSUs are settled in shares of Class A Stock, Mr. Gabelli will receive 2,314,695 shares of Class A Stock under the Plan and accordingly, such shares have been reserved for issuance under the Plan.  Subject to certain exceptions set forth in the 2016 RSU Agreement, the RSUs will vest in full on January 1, 2020, provided that Mr. Gabelli remains employed by the Company on such date.  On January 1, 2020, the Company intends to make a cash payment to Mr. Gabelli in settlement of the RSUs granted under the 2016 RSU Agreement equal to (i) the lesser of (x) the value (as defined in the 2016 RSU Agreement) per share of the Company’s Class A stock as of such date, or if applicable, as of such earlier date upon which the restrictions otherwise lapse, or (y) the volume-weighted average price per share of the Company’s Class A stock for fiscal 2016, as calculated in accordance with the above description, multiplied by (ii) the number of RSUs with respect to which the restrictions have lapsed.  However, notwithstanding this current intention, the Company reserves the right in its discretion to issue to Mr. Gabelli a number of shares of Class A Stock equal to the number of RSUs in lieu of such cash payment.

As described in Proposal 3, the Company entered into a second restricted stock unit agreement with Mr. Gabelli, pursuant to which any Variable Compensation earned by him during the period January 1, 2017 to June 30, 2017, be awarded in the form of RSU’s under the Plan, subject to certain exceptions.
Compensation Consultants
The Company has not retained compensation consultants to assist in determining or recommending the amount or form of executive and director compensation during its last fiscal year.

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis appearing above. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this proxy statement, which section is also incorporated by reference in GAMCO’s Annual Report on Form 10-K.
  COMPENSATION COMMITTEE
         Robert S. Prather, Jr. (Chairman)
         Raymond C. Avansino, Jr.

SUMMARY COMPENSATION TABLE FOR 2016
The following table sets forth the cash and non-cash compensation for the fiscal years ended 2016, 2015 and 2014, respectively, paid to or earned by (i) our principal executive officer, (ii) our principal financial officers, and (iii) the other most highly compensated executive officers of the Company who were serving as of the end of the 2016 fiscal year.  As used herein, the term “named executives” means all persons listed in the Summary Compensation Table for 2016 (the “Summary Compensation Table”).
					Change in
					Pension Value
					and
				Stock	Nonqualified
		Base		Awards	Deferred	All Other
		Salary	Bonus	($)	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	(k)	Earnings ($)	($)	($)
Mario J. Gabelli…………………………	2016	-0- (a)	-0- (b)	-0-	-0-	75,965,266 (c)	75,965,266
Chairman of the Board,	2015	-0- (a)	-0- (b)	-0-	-0-	75,018,176 (c)	75,018,176
Chief Executive Officer	2014	-0- (a)	-0- (b)	-0-	-0-	88,518,411 (c)	88,518,411
and Chief Investment
Officer - Value Portfolios

The above compensation earned by Mr. Gabelli in 2016 was incentive-based variable compensation that was calculated in accordance with Mr. Gabelli’s Amended Employment Agreement.  However, as further described in Proposal 4 on pages 7 to 10, on December 21, 2015, the Company entered into a restricted stock unit agreement with Mr. Gabelli pursuant to which the Company determined to award Mr. Gabelli’s variable compensation generated in fiscal 2016 in the form of RSUs under the Plan (the “2016 RSU Agreement”). Because of this, Mr. Gabelli’s W-2 compensation was only $10,023 during 2016.

(a)	Mr. Gabelli received no fixed salary. Refer to footnote (c).
(b)	Mr. Gabelli received no bonus. Refer to footnote (c).
(c)	Mr. Gabelli’s remuneration for the 2016, 2015 and 2014 fiscal years was comprised of the following:
	Incentive Management Fee as CEO and Other of GAMCO* ($)	Portfolio Manager and Other Variable Remuneration ($)	Perquisites ($)	Total Remuneration ($)
2016	16,474,794	59,490,472	-0-	75,965,266
2015	12,767,406	62,250,770	-0-	75,018,176
2014	14,399,497	74,118,914	-0-	88,518,411
* As described in the Compensation Discussion and Analysis herein.
The amounts set forth under the heading “Incentive Management Fee” consist of: $16,474,794 for 2016 (after reallocation to Mr. Jamieson of $250,000, to Mr. Handwerker of $150,000, to Mr. Caterina of $125,000, to Ms. LaPointe of $125,000, to Ms. Mullady of $200,000, and to other staff members of $1,355,000, after a waiver of his receipt of $194,744, and excludes $1,065,575 earned by Mr. Gabelli from Associated Capital); $12,767,406 for 2015 (after reallocation to Mr. Jamieson of $150,000, to Mr. Handwerker of $150,000 directly, to Mr. Caterina of $175,000, to Ms. LaPointe of $125,000, to Ms. Mullady of $325,000, and to other staff members of $1,010,000, after a waiver of his receipt of $73,205, and excludes $177,055 earned by Mr. Gabelli directly from Associated Capital in the month of December 2015 (post-spin)); and $14,399,497 for 2014 (after reallocation to Mr. Jamieson of $350,000, to Mr. Handwerker of $150,000, to Ms. Mullady of $350,000, to Mr. Alpert of $150,000, to Mr. Van der Eb of $25,000, to other staff members of $3,195,000, and after a waiver of his receipt of $7,352).   The amounts set forth under the heading “Portfolio Manager and Other Variable Remuneration” consist of: (1) $17,226,411, $18,719,804, and $21,814,260 for 2016, 2015 and 2014, respectively, for acting as portfolio manager and/or attracting and providing client service to a large number of GAMCO’s separate accounts, (2) $30,299,529, $34,033,084, and $40,980,848 for 2016, 2015 and 2014, respectively, for creating and acting as portfolio manager of several open-end GAMCO and Gabelli Funds, (3) $11,964,532, $9,497,882, and $11,038,835 for 2016, 2015 and 2014, respectively, for creating and acting as portfolio manager of the closed-end Gabelli Funds, and (4) $0, $0 and $284,971 for 2016, 2015 and 2014, respectively, for providing other services, including acting as portfolio and relationship manager of investment partnerships (excluding the $655,042 and $419,914 which relates to 2016 and 2015 amounts, respectively, earned by Mr. Gabelli from Associated Capital); and there were no perquisites or personal benefits provided by the Company to Mr. Gabelli for 2016, 2015, or 2014.  Included in the amounts set forth under the heading “Portfolio Manager and Other Variable Remuneration” item (2) is  $1,792,279 for 2014 in portfolio manager compensation that Mr. Gabelli earned by managing a fund for Teton, formerly a 42%-owned subsidiary of the Company whose shares were distributed to the Company’s shareholders on March 20, 2009.  Effective January 1, 2015, this compensation, which relates entirely to what Mr. Gabelli earned for services he performed for Teton and that was paid to him by Teton and not by the Company, is excluded from his Portfolio Manager and Other Variable Remuneration in the above compensation table.  That amount for 2016 and 2015 was $1,458,148 and $1,741,117, respectively.

					Change in
					Pension Value
					and
				Stock	Nonqualified
		Base		Awards	Deferred	All Other
		Salary	Bonus	($)	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	(k)	Earnings ($)	($)	($)
Douglas R. Jamieson…………………..	2016	400,000	280,000	-0-	-0-	2,694,206 (d)	3,374,206
President and Chief Operating	2015	393,750	32,711	-0-	-0-	3,224,623 (d)	3,651,084
Officer of GAMCO Asset	2014	343,750	350,000	146,820	-0-	3,432,788 (d)	4,273,358
Management Inc. and Former
President and Chief Operating
Officer of the Company (d)

Kevin Handwerker……………………	2016	350,000	350,000	-0-	-0-	155,000 (e)	855,000
Executive Vice President, General	2015	350,000	350,000	-0-	-0-	154,000 (e)	854,000
Counsel and Secretary (e)	2014	350,000	350,000	73,410	-0-	154,000 (e)	927,410

Kieran Caterina………………………..	2016	275,000	275,000	-0-	-0-	125,194 (f)	675,194
Senior Vice President and	2015	275,000	275,000	-0-	-0-	175,000 (f)	725,000
Co-Chief Accounting Officer (f)

Diane M. LaPointe……………………	2016	269,375	275,000	-0-	-0-	130,194 (g)	674,569
Senior Vice President and	2015	230,000	230,000	-0-	-0-	125,000 (g)	585,000
Co-Chief Accounting Officer (g)

Agnes Mullady…………………………	2016	350,000	200,000	-0-	-0-	403,007 (h)	953,007
Senior Vice President,	2015	350,000	180,000	-0-	-0-	350,000 (h)	880,000
and President and Chief Operating	2014	343,750	350,000	513,615	-0-	350,000 (h)	1,557,365
Officer of the Fund Division (h)

Bruce Alpert……………………………	2016	350,000	150,000	-0-	-0-	15,029 (i)	515,029
Senior Vice President,	2015	350,000	140,000	-0-	-0-	60,284 (i)	550,284
and Executive Vice President,	2014	350,000	180,000	-0-	-0-	163,077 (i)	693,077
Chief Operating Officer, and
Chief Compliance Officer
of Gabelli Funds, LLC (i)

Henry G. Van der Eb…………………..	2016	300,000	-0-	-0-	-0-	180,382 (j)	480,382
Senior Vice President	2015	300,000	-0-	-0-	-0-	193,901 (j)	493,901
	2014	300,000	25,000	-0-	-0-	227,721 (j)	552,721

(d)
Mr. Jamieson’s all other compensation represents incentive-based variable compensation in the amount of $2,444,206, $2,774,623, and $3,082,788 for 2016, 2015 and 2014, respectively, for attracting and/or providing client service to separate accounts, shareholders of the Gabelli or GAMCO Funds or investors in other products sponsored by GAMCO (“Variable Compensation”), $300,000 for 2015 allocation of fees received by Mr. Gabelli for creating and acting as portfolio manager and/or attracting and providing client service to a large number of GAMCO’s separate accounts as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above and $250,000, $150,000 and $350,000 for 2016, 2015 and 2014, respectively, for allocation of the incentive-based management fee (10% of GAMCO pre-tax profits) by Mr. Gabelli as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above. The 2016 amounts reported in the above table for Mr. Jamieson’s total compensation exclude $400,000 earned by Mr. Jamieson for services rendered to Associated Capital pursuant to the Transition Services Agreement in his role as a named executive officer of that company for a portion of 2016 and $297,026 in incentive-based variable compensation earned from Associated Capital.  The 2015 amounts reported in the above table for Mr. Jamieson’s total compensation include an amount of $215,246 that was allocated to the carve-out financials of Associated Capital in the pre-spin 2015 period (January 1, 2015 to November 30, 2015), include an amount of $9,436 that was allocated to Associated Capital pursuant to the Transition Services Agreement (as defined and described in “Certain Relationships and Related Transactions” below) for the month of December 2015 (post-spin), but exclude $115,480 earned by Mr. Jamieson from Associated Capital in the month of December (post-spin).

(e)
Mr. Handwerker’s all other compensation in 2016, 2015, and 2014 represents his allocation of $150,000 in each year of the incentive-based management fee (10% of GAMCO pre-tax profits) by Mr. Gabelli as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above as well as a payment in lieu of health insurance of $5,000 in 2016 and of $4,000 in each of 2015 and 2014. The 2016 amounts reported in the above table for Mr. Handwerker’s total compensation include an amount of $162,150 that was allocated to Associated Capital for services that Mr. Handwerker rendered to Associated Capital as a named executive officer in that company pursuant to the Transition Services Agreement.  The 2015 amounts reported in the above table for Mr. Handwerker’s total compensation include an amount of $156,358 that was allocated to the carve-out financials of Associated Capital in the pre-spin 2015 period (January 1, 2015 to November 30, 2015) and an amount of $12,936 that was allocated to Associated Capital pursuant to the Transition Services Agreement for the month of December 2015.

(f)
Mr. Caterina has served as the Co-Principal Financial Officer of the Company since July 1, 2015.  Mr. Caterina’s all other compensation in 2016 and 2015 represents his allocation of $125,000 and $175,000, respectively, of the incentive-based management fee (10% of GAMCO pre-tax profits) by Mr. Gabelli as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above and Variable Compensation (as defined in note (d)) of $194 in 2016. The 2016 amounts reported in the above table for Mr. Caterina’s total compensation include an amount of $82,500 that was allocated to Associated Capital for services that Mr. Caterina rendered to Associated Capital pursuant to the Transition Services Agreement.  The 2015 amounts reported in the above table for Mr. Caterina’s total compensation include an amount of $71,042 that was allocated to the carve-out financials of Associated Capital in the pre-spin 2015 period (January 1, 2015 to November 30, 2015) and an amount of $42,396 that was allocated to Associated Capital pursuant to the Transition Services Agreement for the month of December 2015.

(g)
Ms. LaPointe has served as the Co-Principal Financial Officer of the Company since July 1, 2015.  Ms. LaPointe’s all other compensation in 2016 and 2015 represents her allocation of $125,000 in each year of the incentive-based management fee (10% of GAMCO pre-tax profits) by Mr. Gabelli as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above, Variable Compensation (as defined in note (d)) of $194 in 2016, as well as a payment in lieu of health insurance of $5,000 in 2016. The 2016 amounts reported in the above table for Ms. LaPointe’s total compensation include an amount of $54,937 that was allocated to Associated Capital for services that Ms. LaPointe rendered to Associated Capital pursuant to the Transition Services Agreement.   The 2015 amounts reported in the above table for Ms. LaPointe’s total compensation include an amount of $167,745 that was allocated to the carve-out financials of Associated Capital in the pre-spin 2015 period (January 1, 2015 to November 30, 2015) and an amount of $38,680 that was allocated to Associated Capital pursuant to the Transition Services Agreement for the month of December 2015.

(h)
Ms. Mullady’s all other compensation in 2016, 2015, and 2014 represents her allocation of $200,000, $325,000 and $350,000, respectively, of the incentive-based management fee (10% of GAMCO pre-tax profits) by Mr. Gabelli as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above, Variable Compensation (as defined in note (d)) of $203,007 in 2016, and $25,000 for her 2015 allocation of fees received by Mr. Gabelli for creating and acting as portfolio manager and/or attracting and providing client service to a large number of GAMCO’s separate accounts as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above. The 2016 amounts reported in the above table for Ms. Mullady’s total compensation exclude $400,000 earned by Ms. Mullady for services rendered to Associated Capital pursuant to the Transition Services Agreement.

(i)
Mr. Alpert’s all other compensation consists of $50,000 for 2015 allocation of fees received by Mr. Gabelli for creating and acting as portfolio manager and/or attracting and providing client service to a large number of GAMCO’s separate accounts as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above, his allocation of $150,000 for 2014 of the incentive-based management fee (10% of GAMCO pre-tax profits) by Mr. Gabelli as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above and Variable Compensation (as defined in note (d)) of $15,029, $10,284, and $13,077, for 2016, 2015, and 2014, respectively. The 2016 amounts reported in the above table for Mr. Alpert’s total compensation exclude $1,474 in incentive-based variable compensation earned from Associated Capital.  The 2015 amounts reported in the above table for Mr. Alpert’s total compensation include an amount of $11,311 that was allocated to the carve-out financials of Associated Capital in the pre-spin 2015 period (January 1, 2015 to November 30, 2015), include an amount of $816 that was allocated to Associated Capital pursuant to the Transition Services Agreement for the month of December 2015, but exclude $960 earned by Mr. Alpert from Associated Capital in the month of December (post-spin).

(j)  Mr. Van der Eb’s all other compensation for 2016 and 2015 consists of $25,000 in each year for allocation of fees received by Mr. Gabelli for creating and acting as portfolio manager of several open-end Gabelli Funds, as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above, for 2014 represents his allocation of $25,000 of the incentive-based management fee (10% of GAMCO pre-tax profits) by Mr. Gabelli as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) above and for 2016, 2015, and 2014 also consists of Variable Compensation (as defined in note (d)) of $155,382, $168,901, and $202,721, respectively.
 (k)  The only stock awards granted to any named executive officer during 2016 were RSUs granted to Mr. Gabelli on December 23, 2016.  As described in Grants of Plan-Based Awards for 2016, no value can be estimated for these awards at this time.  Please see the notes to the Grants of Plan-Based Awards for 2016 table for a detailed discussion.  The amounts reported in the “Stock Awards” column of the above table for 2014 reflect the fair value on the grant date of the stock awards granted to the named executives during 2014 determined in accordance with FASB ASC Topic 718. For a summary of the assumptions made in the valuation of the 2014 awards presented on the above table, please see Note A, “Significant Accounting Policies – Stock Based Compensation”, to our audited financial statements included in our Annual Report on Form 10-K for the years ended on each of December 31, 2016, December 31, 2015 and December 31, 2014.

Grants of Plan-Based Awards for 2016
The following table (the “Grants of Plan-Based Awards”) shows all plan-based awards granted to our named executives during the fiscal year ended December 31, 2016.  For additional information, see the narrative disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table below.

		Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold #	Target #	Maximum #
Mario J. Gabelli	12/23/16(1)	(2)	(2)(3)	(2)	$(4)
Douglas R. Jamieson	--	--	--	--
Kevin Handwerker	--	--	--	--
Kieran Caterina	--	--	--	--
Diane LaPointe	--	--	--	--
Agnes Mullady	--	--	--	--

(1)
As further described below, Mr. Gabelli was granted RSUs during 2016 under the Company’s 2002 Stock Award and Incentive Plan, as amended, in lieu of receiving any cash compensation for the period January 1, 2017 to June 30, 2017 that he would otherwise be entitled to receive under his Amended Employment Agreement.  An RSU award is an award of the right to receive cash or shares of Class A Stock.  The date of the 2017 RSU Agreement granting the RSUs was December 23, 2016.

(2)
The 2017 RSU Agreement provides only for a single payout based on Mr. Gabelli’s variable compensation generated in the period from January 1, 2017 to June 30, 2017.  The number of RSUs granted will be calculated by dividing Mr. Gabelli’s variable compensation generated in that six month period by the volume-weighted average price (as defined in the RSU Agreement) per share of the Class A Stock for the same six month period.    On the Vesting Date, the Company intends to make a cash payment to Mr. Gabelli in settlement of the RSUs granted under the RSU Agreement equal to (i) the lesser of (x) the value (as defined in the 2017 RSU Agreement) per share of the Company’s Class A stock as of the Vesting Date, or if applicable, as of such earlier date upon which the restrictions otherwise lapse, or (y) the volume-weighted average price per share of the Company’s Class A stock for the period January 1, 2017 through June 30, 2017, as calculated in accordance with the above description, multiplied by (ii) the number of RSUs with respect to which the restrictions have lapsed. However, notwithstanding this current intention, the Company reserves the right in its discretion to issue to Mr. Gabelli a number of shares of Class A Stock equal to the number of RSUs in lieu of such cash payment.

(3)
The target amount is not yet determinable as both the total value of the RSUs and the number of units to be issued to Mr. Gabelli will be based on the compensation that Mr. Gabelli earns during the period January 1, 2017 to June 30, 2017.  This compensation will be entirely variable and will be earned for his services to the Company which are described in detail in footnote (c) to the Summary Compensation Table for 2016 on page 23.  Therefore, Mr. Gabelli’s January 1, 2017 to June 30 2017 compensation is neither known nor estimable.

(4)
The grant date fair value of the RSUs will be computed in accordance with FASB ASC Topic 718 once it is known.  Since it is based on the volume-weighted average price per share of the Class A Stock for first six months of 2017, this grant date fair value is not determinable until after the closing price of the Class A Stock on June 30, 2017 is known.

(5)	There were no stock awards granted to any other named executives during 2016.
Employment Agreements.  Mr. Gabelli is currently the only named executive who has an employment agreement with the Company.
Mario J. Gabelli. On February 6, 2008, Mr. Gabelli entered into the Amended Employment Agreement with the Company, which was approved by the Company’s shareholders on November 30, 2007 and which limits his activities outside of the Company. The Amended Employment Agreement has a three-year initial term with an automatic extension for an additional year on each anniversary of its effective date unless either party gives written notice of termination at least 90 days in advance of the expiration date.  The Amended Employment Agreement allows Mr. Gabelli to perform investment management services for former subsidiaries that are spun off to shareholders or otherwise cease to be subsidiaries in similar transactions and permits new investors in the outside accounts if all of the performance fees, less expenses, generated by assets attributable to such investors are paid to the Company.  The Amended Employment Agreement was last submitted to, and re-approved by, the Company’s shareholders at the Annual Meeting of Shareholders held on May 5, 2015.
Mr. Gabelli (or, at his option, his designee) receives an incentive-based management fee in the amount of 10% of our aggregate annual pre-tax profits, if any, as computed for financial reporting purposes in accordance with U.S. generally accepted accounting principles (before consideration of this fee) so long as he is an executive of the Company and devotes the substantial majority of his working time to our business. This incentive-based management fee is subject to the Compensation Committee’s review at least annually for compliance with the terms of the Amended Employment Agreement.  The Amended Employment Agreement may not be amended without the approval of the Compensation Committee and Mr. Gabelli.
Mr. Gabelli was, however, not paid any cash compensation during 2016.  As further described in Proposal 4 on pages 7 to 10, on December 21, 2015, the Company entered into a restricted stock unit agreement with Mr. Mario J. Gabelli, the Company’s Chief Executive Officer, pursuant to which the Company determined to award Mr. Gabelli’s Variable Compensation generated in fiscal 2016 in the form of RSUs under the Plan.  Under the 2016 RSU Agreement, the number of RSUs granted was calculated by dividing the Variable Compensation generated in fiscal 2016 by the volume-weighted average price (as defined in the 2016 RSU Agreement) per share of the Class A Stock for fiscal 2016.  If such RSUs are settled in shares of Class A Stock, Mr. Gabelli will receive 2,314,695 shares of Class A Stock under the Plan and accordingly, such shares have been reserved for issuance under the Plan.  Subject to certain exceptions set forth in the 2016 RSU Agreement, the RSUs will vest in full on January 1, 2020, provided that Mr. Gabelli remains employed by the Company on such date.  On January 1, 2020, the Company intends to make a cash payment to Mr. Gabelli in settlement of the RSUs granted under the 2016 RSU Agreement equal to (i) the lesser of (x) the value (as defined in the 2016 RSU Agreement) per share of the Company’s Class A stock as of such date, or if applicable, as of such earlier date upon which the restrictions otherwise lapse, or (y) the volume-weighted average price per share of the Company’s Class A stock for fiscal 2016, as calculated in accordance with the above description, multiplied by (ii) the number of RSUs with respect to which the restrictions have lapsed.  However, notwithstanding this current intention, the Company reserves the right in its discretion to issue to Mr. Gabelli a number of shares of Class A Stock equal to the number of RSUs in lieu of such cash payment.
In accordance with the Amended Employment Agreement, Mr. Gabelli chose to allocate $2,205,000, $1,935,000, and $4,220,000 of his management fee to certain other professional staff members of the Company in 2016, 2015 and 2014, respectively.  He also elected to waive receipt of $194,744, $73,205, and $7,352 of his management fee in 2016, 2015 and 2014, respectively.

Mr. Gabelli earned (after allocations and waiver) the following incentive-based management fees during the past five years:
	2012	2013	2014	2015*	2016 *
Management Fee ($ in millions)	12.3	16.5	14.4	12.8	16.5
* The management fee for 2016 excludes $1.1 million earned from Associated Capital. The management fee for 2015 excludes $0.2 million earned from Associated Capital in December 2015 (post-spin).
Consistent with the Company’s practice since its inception in 1977, Mr. Gabelli will also continue receiving a percentage of revenues or net operating contribution, which are substantially derived from assets under management, as compensation relating to or generated by the following activities: (i) managing or overseeing the management of various investment companies and partnerships, (ii) attracting mutual fund shareholders, (iii) attracting and managing separate accounts and alternative funds, and (iv) otherwise generating revenues for the Company. Such payments are made in a manner and at rates as agreed to from time to time by GAMCO, which rates have been and generally will be the same as those received by other professionals at GAMCO performing similar services. With respect to our institutional and high net worth asset management and mutual fund advisory business, we pay out up to 40% of the revenues or net operating contribution to the portfolio managers and marketing staff who introduce, service or generate such business, with (i) payments involving the separate accounts being typically based on revenues and (ii) payments involving the mutual funds being typically based on net operating contribution.
In accordance with the terms of his Amended Employment Agreement, Mr. Gabelli has agreed that while he is employed by us he will not provide investment management services outside of GAMCO, except for certain permitted accounts or except for services to be performed for former subsidiaries that are spun off from the Company such as Teton.  During 2016, Mr. Gabelli served as a portfolio manager for Teton and as a portfolio manager for various privately offered funds.

Outstanding Equity Awards at December 31, 2016
The following table summarizes the number of securities underlying outstanding equity awards for the named executives as of December 31, 2016.
	Number of Securities Underlying Unexercised Options at December 31, 2016		Option Exercise	Option Expiration	Number of Unvested Restricted Stock	Market Value of Unvested Restricted Stock Awards (GAMCO)
Name	Exercisable (#)	Unexercisable (#)	Price	Date	Awards	($) (a)
Mario J. Gabelli	-0-	-0-	N/A	N/A	-0-	-0-
Douglas R. Jamieson	-0-	-0-	N/A	N/A	6,200(b)	191,518
Kevin Handwerker	-0-	-0-	N/A	N/A	1,000(c)	30,890
Kieran Caterina	-0-	-0-	N/A	N/A	5,500(d)	169,895
Diane LaPointe	-0-	-0-	N/A	N/A	5,000(e)	154,450
Agnes Mullady	-0-	-0-	N/A	N/A	16,300(f)	503,507
Bruce Alpert	-0-	-0-	N/A	N/A	2,800(g)	86,492
Henry Van der Eb	-0-	-0-	N/A	N/A	700(h)	21,623

(a)
On November 30, 2015, pursuant to the spin-off of Associated Capital which contained the Company’s alternative investment management business, its institutional research services business and certain cash and other assets, our named executive officers, along with certain of the Company’s other teammates, received shares of Associated Capital’s Class A common stock as a result of their ownership of their GAMCO unvested restricted stock awards.  These GAMCO awards entitled them to the same benefits as holders of the Company’s Class A Stock, which was one share of Associated Capital’s Class A common stock for each share of GAMCO’s Class A Stock.  The vesting and other provisions of the Associated Capital awards that were received on the spin-off date are identical to those of the related GAMCO awards.  The market value of the outstanding unvested GAMCO restricted stock awards on the above table is determined with reference to the $30.89 per share closing price of GAMCO’s Class A Stock on December 31, 2016 and is reflective of the transfer of value of that portion of the Company that was distributed to, and ascribed to the value of the stock of, Associated Capital.  To reflect the full value as of December 31, 2016 of the awards that the named executive officers hold of both companies, the following notes to the above table include disclosure of the additional value attributable to the market value of the outstanding unvested stock awards of Associated Capital’s Class A common stock and is determined with reference to the $32.85 per share closing price of Associated Capital’s Class A common stock on December 31, 2016.

(b)
Mr. Jamieson’s restricted stock awards will vest annually on August 6th of each of 2017 to 2023 as to 10% each of 6,000 shares, on September 15, 2017 as to 30% of 2,000 shares, and annually on September 15th of each of 2018 to 2024 as to 10% each of 2,000 shares, in accordance with the terms of his restricted stock award agreements.  As discussed in note (a), the value of the GAMCO restricted stock awards in the above table is reflective of the transfer of value of that portion of the Company that was distributed to, and ascribed to the value of the stock of, Associated Capital.  To reflect the full value as of December 31, 2016 of the awards that Mr. Jamieson holds of both companies, one needs to add the value of the GAMCO restricted stock awards at December 31, 2016 shown in the above table to the value of the 6,200 unvested stock awards of Associated Capital’s Class A common stock which he held on that date.  The market value of his Associated Capital unvested stock awards on December 31, 2016 was $203,670 which is determined with reference to the $32.85 per share closing price of Associated Capital’s Class A common stock on that day.  Therefore the total market value of his GAMCO and Associated Capital unvested stock awards on December 31, 2016 was $395,188.

(c)   Mr. Handwerker’s restricted stock awards will vest on September 15, 2017 as to 30% of 1,000 shares, and annually on September 15th of each of 2018 to 2024 as to 10% each of 1,000 shares, in accordance with the terms of his restricted stock award agreements. As discussed in note (a), the value of the GAMCO restricted stock awards in the above table is reflective of the transfer of value of that portion of the Company that was distributed to, and ascribed to the value of the stock of, Associated Capital.  To reflect the full value as of December 31, 2016 of the awards that Mr. Handwerker holds of both companies, one needs to add the value of the GAMCO restricted stock awards at December 31, 2016 shown in the above table to the value of the 1,000 unvested stock awards of Associated Capital’s Class A common stock which he held on that date.  The market value of his Associated Capital unvested stock awards on December 31, 2016 was $32,850 which is determined with reference to the $32.85 per share closing price of Associated Capital’s Class A common stock on that day.  Therefore the total market value of his GAMCO and Associated Capital unvested stock awards on December 31, 2016 was $63,740.
(d)  Mr. Caterina’s restricted stock awards will vest annually on August 6th of each of 2017 to 2023 as to 10% each of 5,000 shares, on September 15, 2017 as to 30% of 1,000 shares, annually on September 15th of each of 2018 to 2024 as to 10% each of 1,000 shares, on January 15, 2018 as to 30% of 1,000 shares, and on January 15, 2020 as to 70% of 1,000 shares, in accordance with the terms of his restricted stock award agreements. As discussed in note (a), the value of the GAMCO restricted stock awards in the above table is reflective of the transfer of value of that portion of the Company that was distributed to, and ascribed to the value of the stock of, Associated Capital.  To reflect the full value as of December 31, 2016 of the awards that Mr. Caterina holds of both companies, one needs to add the value of the GAMCO restricted stock awards at December 31, 2016 shown in the above table to the value of the 5,500 unvested stock awards of Associated Capital’s Class A common stock which he held on that date.  The market value of his Associated Capital unvested stock awards on December 31, 2016 was $180,675 which is determined with reference to the $32.85 per share closing price of Associated Capital’s Class A common stock on that day.  Therefore the total market value of his GAMCO and Associated Capital unvested stock awards on December 31, 2016 was $350,570.
(e)   Ms. LaPointe’s restricted stock awards will vest annually on August 6th of each of 2017 to 2023 as to 10% each of 5,000 shares, on September 15, 2017 as to 30% of 500 shares, annually on September 15th of each of 2018 to 2024 as to 10% each of 500 shares, on January 15, 2018 as to 30% of 1,000 shares, and on January 15, 2020 as to 70% of 1,000 shares, in accordance with the terms of her restricted stock award agreements. As discussed in note (a), the value of the GAMCO restricted stock awards in the above table is reflective of the transfer of value of that portion of the Company that was distributed to, and ascribed to the value of the stock of, Associated Capital.  To reflect the full value as of December 31, 2016 of the awards that Ms. LaPointe holds of both companies, one needs to add the value of the GAMCO restricted stock awards at December 31, 2016 shown in the above table to the value of the 5,000 unvested stock awards of Associated Capital’s Class A common stock which she held on that date.  The market value of her Associated Capital unvested stock awards on December 31, 2016 was $164,250 which is determined with reference to the $32.85 per share closing price of Associated Capital’s Class A common stock on that day.  Therefore the total market value of her GAMCO and Associated Capital unvested stock awards on December 31, 2016 was $318,700.
(f)   Ms. Mullady’s restricted stock awards will vest annually on August 6th of each of 2017 to 2023 as to 10% each of 14,000 shares, on September 15, 2017 as to 30% of 4,000 shares, annually on September 15th of each of 2018 to 2024 as to 10% each of 4,000 shares, on January 15, 2018 as to 30% of 2,500 shares, and on January 15, 2020 as to 70% of 2,500 shares, in accordance with the terms of her restricted stock award agreements. As discussed in note (a), the value of the GAMCO restricted stock awards in the above table is reflective of the transfer of value of that portion of the Company that was distributed to, and ascribed to the value of the stock of, Associated Capital.  To reflect the full value as of December 31, 2016 of the awards that Ms. Mullady holds of both companies, one needs to add the value of the GAMCO restricted stock awards at December 31, 2016 shown in the above table to the value of the 16,300 unvested stock awards of Associated Capital’s Class A common stock which she held on that date.  The market value of her Associated Capital unvested stock awards on December 31, 2016 was $535,455 which is determined with reference to the $32.85 per share closing price of Associated Capital’s Class A common stock on that day.  Therefore the total market value of her GAMCO and Associated Capital unvested stock awards on December 31, 2016 was $1,038,962.

(g)
Mr. Alpert’s restricted stock awards will vest annually on August 6th of each of 2017 to 2023 as to 10% each of 4,000 shares, in accordance with the terms of his restricted stock award agreements. As discussed in note (a), the value of the GAMCO restricted stock awards in the above table is reflective of the transfer of value of that portion of the Company that was distributed to, and ascribed to the value of the stock of, Associated Capital.  To reflect the full value as of December 31, 2016 of the awards that Mr. Alpert holds of both companies, one needs to add the value of the GAMCO restricted stock awards at December 31, 2016 shown in the above table to the value of the 2,800 unvested stock awards of Associated Capital’s Class A common stock which he held on that date.  The market value of his Associated Capital unvested stock awards on December 31, 2016 was $91,980 which is determined with reference to the $32.85 per share closing price of Associated Capital’s Class A common stock on that day.  Therefore the total market value of his GAMCO and Associated Capital unvested stock awards on December 31, 2016 was $178,472.

(h)
Mr. Van der Eb’s restricted stock awards will vest annually on August 6th of each of 2017 to 2023 as to 10% each of 1,000 shares, in accordance with the terms of his restricted stock award agreements. As discussed in note (a), the value of the GAMCO restricted stock awards in the above table is reflective of the transfer of value of that portion of the Company that was distributed to, and ascribed to the value of the stock of, Associated Capital.  To reflect the full value as of December 31, 2015 of the awards that Mr. Van der Eb holds of both companies, one needs to add the value of the GAMCO restricted stock awards at December 31, 2016 shown in the above table to the value of the 700 unvested stock awards of Associated Capital’s Class A common stock which he held on that date.  The market value of his Associated Capital unvested stock awards on December 31, 2015 was $22,995 which is determined with reference to the $32.85 per share closing price of Associated Capital’s Class A common stock on that day.  Therefore the total market value of his GAMCO and Associated Capital unvested stock awards on December 31, 2016 was $44,618.

Options Exercises and Stock Vested for 2016

The following table summarizes stock options exercised by and restricted stock awards which vested for the named executives during 2016.

	Option awards		Restricted stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Mario J. Gabelli	-0-	-0-	-0-	-0-
Douglas R. Jamieson	-0-	-0-	1,800	60,120	(a) (b)
Kevin Handwerker	-0-	-0-	-0-	-0-
Kieran Caterina	-0-	-0-	1,500	50,100	(a) (b)
Diane M. LaPointe	-0-	-0-	1,500	50,100	(a) (b)
Agnes Mullady	-0-	-0-	4,200	140,280	(a) (b)
Bruce Alpert	-0-	-0-	1,200	40,080	(a) (b)
Henry Van der Eb	-0-	-0-	300	10,020	(a) (b)
(a)
Includes $2,592, $2,160, $2,160, $6,048, $1,728, and $432 payment on the vesting date of accumulated cash dividends on these RSAs for Mr. Jamieson, Mr. Caterina, Ms. LaPointe, Ms. Mullady, Mr. Alpert and Mr. Van der Eb, respectively.

(b)
As discussed in note (a) to the Outstanding Equity Awards at December 31, 2016 table on page 28, similar to the value shown there for unvested awards, the value realized on vesting in 2016 of the GAMCO restricted stock awards in the above table is reflective of the transfer of value of that portion of the Company that was distributed to, and ascribed to the value of the stock of, Associated Capital.  To reflect the full value realized on vesting of the awards that vested for each named executive officer during 2016, one needs to add the value realized on vesting of the GAMCO restricted stock awards that vested during 2016 shown in the above table to the value realized on vesting of the Associated Capital restricted stock awards that also vested during 2016.  The value realized on vesting of the Associated Capital awards that vested during 2016 (including the payment of accumulated cash dividends on the vesting date) was $56,088, $46,740, $46,740, $130,872, $37,392, and $9,348 for Mr. Jamieson, Mr. Caterina, Ms. LaPointe, Ms. Mullady, Mr. Alpert, and Mr. Van der Eb, respectively.  Therefore the total value realized on the vesting of the GAMCO and Associated Capital awards that vested during 2016 (including the payment of accumulated cash dividends on the vesting date) was $116,208, $96,840, $96,840, $271,152, $77,472, and $19,368 for Mr. Jamieson, Mr. Caterina, Ms. LaPointe, Ms. Mullady, Mr. Alpert, and Mr. Van der Eb, respectively.

Nonqualified Deferred Compensation Table for 2016
There was no nonqualified deferred compensation payable to the named executives during 2016.
Pension Benefits for 2016
There were no pension benefit plans for any of the named executives during 2016.

Potential Payments Upon Termination of Employment or Change-of-Control.
Upon a change-of-control of the Company, all RSAs held by the named executives (if still employed by the Company at such time) automatically vest, and the accumulated but unpaid dividends associated with these RSAs would become immediately payable.
The following table sets forth information on the value of GAMCO RSAs held on December 31, 2016 and the accumulated but unpaid dividends on these shares through December 31, 2016, which would have been payable had a change-of-control occurred on that date.  The price per share assumed is $30.89, which was the closing price of Class A Stock on December 31, 2016.
Name	Fair Value of Unvested GBL RSA’s at December 31, 2016	Accumulated but Unpaid Dividends on These RSA’s at December 31, 2016	Total ($)
Mario J. Gabelli	-0-	-0-	-0-
Douglas R. Jamieson	191,518	7,576	199,094
Kevin Handwerker	30,890	680	31,570
Kieran Caterina	169,895	6,220	176,115
Diane LaPointe	154,450	5,880	160,330
Agnes Mullady	503,507	18,124	521,631
Bruce Alpert	86,492	4,144	90,636
Henry Van der Eb	21,623	1,036	22,659
Total	$1,158,375	$43,660	$1,202,035

The above table excludes the fair value of the Associated Capital awards that the named executives received pursuant to the spin-off. See note (a) to the Outstanding Equity Awards at December 31, 2016 table on page 28 for discussion of the adjustment of market value of these awards that occurred as a result of the spin-off of Associated Capital on November 30, 2015. The fair value of the unvested Associated Capital awards on December 31, 2016, using an assumed price per share of $32.85 which was the closing price of Associated Capital’s Class A common stock on that day, and the accumulated unpaid dividends on these shares through December 31, 2016 was $204,910, $33,050, $181,775, $165,250, $538,715, $92,540, and $23,135 for Mr. Jamieson, Mr. Handwerker, Mr. Caterina, Ms. LaPointe, Ms. Mullady, Mr. Alpert, and Mr. Van der Eb, respectively.  Therefore the fair value of GAMCO and Associated Capital awards held on December 31, 2016 and the accumulated unpaid dividends on these shares through December 31, 2016 was $404,004, $64,620, $357,890, $325,580, $1,060,346, $183,176, and $45,794 for Mr. Jamieson, Mr. Handwerker, Mr. Caterina, Ms. LaPointe, Ms. Mullady, Mr. Alpert, and Mr. Van der Eb, respectively.  The total of the combined GAMCO and Associated Capital awards and dividend amounts which would have been payable to the above named executives had a change-of-control event in both companies occurred on that date was $2,441,410.

CERTAIN OWNERSHIP OF OUR STOCK
The following table sets forth, as of March 1, 2017, certain information with respect to all persons known to us who beneficially own more than 5% of the Class A Stock or Class B Stock. The table also sets forth information with respect to stock ownership of the directors, nominees, each of the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which a person has the sole or shared voting or investment power and any shares which the person can acquire within 60 days (e.g., through the exercise of stock options). Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares set forth in the table.
Name of Beneficial Owner*	Title of Class	Number of Shares		Number of Shares Acquirable within 60 days	Percent of Class (%)
5% or More Shareholders
Frederick J. Mancheski	Class A	1,136,704	(1)	-0-	11.09

Directors and Executive Officers
Mario J. Gabelli	Class A	4,425,055	(2)	-0-	43.17
	Class B	18,827,036	(3)	-0-	98.61
Douglas R. Jamieson	Class A	14,395	(4)	-0-	**
	Class B	29,471		-0-	**
Kevin Handwerker	Class A	1,000		-0-	**
Kieran Caterina	Class A	7,825		-0-	**
Diane M. LaPointe	Class A	6,575	(5)	-0-	**
Agnes Mullady	Class A	29,226		-0-	**
Bruce Alpert	Class A	10,395		-0-	**
	Class B	1,720		-0-	**
Henry Van der Eb	Class A	1,582		-0-	**

Edwin L. Artzt	Class A	3,000		-0-	**
Raymond C. Avansino, Jr.	Class A	90,000	(6)	-0-	**
Leslie B. Daniels	Class A	-0-		-0-	**

Eugene R. McGrath	Class A	5,300	(7)	-0-	**
Robert S. Prather, Jr.	Class A	10,010		-0-	**
Elisa M. Wilson	Class A	3,500		-0-	**
	Class B	15,808		-0-	**
All Directors & Executive Officers as a Group (14 persons)	Class A	4,607,863		-0-	44.95
	Class B	18,874,035		-0-	98.86

(*)
The address of each beneficial owner of more than 5% of the Class A Stock or Class B Stock is as follows: Frederick J. Mancheski, 1060 Vegas Valley Drive, Las Vegas, Nevada 89109; and Mario J. Gabelli, GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580.

(**)
Represents beneficial ownership of less than 1%.

 Pursuant to a resolution approved by the Board, as of February 6, 2017, there are 668,027 shares of the Class B Stock that may be converted into Class A Stock.

(1)
As reported in Amendment No. 7 to Schedule 13D filed with the SEC by Frederick J. Mancheski on November 30, 2016, Mr. Mancheski beneficially owns 1,136,704 shares of Class A Stock.  According to this filing, all 1,136,704 of the shares are owned by Mr. Mancheski.  Pursuant to an Exchange and Standstill Agreement between GAMCO and Mr. Mancheski, dated May 31, 2006, Mr. Mancheski agreed, among other things, (i) not to solicit proxies in opposition to Company management; (ii) not to attempt to exercise any control over management or the Company; (iii) to vote his shares in favor of the nominees and positions advocated by the Board; (iv) subject to certain exceptions, not to acquire any additional shares of the Company or seek to acquire the Company; (v) not to become part of a “group” with any other persons; (vi) not to initiate, propose or submit one or more shareholder proposals or induce or attempt to induce any other person to initiate any shareholder proposal; (vii) not to seek to call, or to request the call of, a special meeting of the Company’s shareholders, or make a request for a list of the Company’s shareholders; (viii) not to deposit any Class A Stock or other Voting Securities (as defined in the Exchange and Standstill Agreement) in a voting trust or enter into any other arrangement or agreement with respect to the voting thereof; and (ix) not to commence, encourage, or support any derivative action in the name of the Company or any class action against the Company or any of its officers or directors, each for a period of ten years.  The Standstill Agreement expired on May 31, 2016.

(2)
Of this amount, 2,000 are owned directly by Mr. Gabelli, 30,000 shares are held by GGCP and 4,393,055 shares held by Gabelli & Company Investment Advisers, Inc. Mr. Gabelli has voting and dispositive control of these shares.

(3)
Of this amount, 453,295 are owned directly by Mr. Gabelli and 18,373,741 of these shares are owned by Holdings via GGCP.  Mr. Gabelli may be deemed to have beneficial ownership of the Class B Stock held by Holdings on the basis of (i) his position as the Chief Executive Officer of, a director of, and the controlling shareholder of GGCP which is the manager and the majority member of Holdings, and (ii) a certain profit interest in Holdings.  Mr. Gabelli disclaims beneficial ownership of the shares owned by Holdings except to the extent of his pecuniary interest therein.

(4)
Includes 1,640 shares for which Mr. Jamieson is the Uniform Gift to Minors Act Custodian for his minor children’s accounts and 1,640 shares held by two of his children who have reached the age of legal majority but who continue to reside in Mr. Jamieson’s household.  Mr. Jamieson has voting and dispositive control of these shares.

(5)	Includes 1,575 shares with respect to which Ms. LaPointe has shared voting and dispositive power with her spouse.
(6)	Includes 60,000 shares that are owned by two entities for which Mr. Avansino serves as a director and officer. Mr. Avansino disclaims beneficial ownership of these 60,000 shares.
(7)	Includes 1,000 shares held by a trust for which Mr. McGrath is a trustee and has shared voting and dispositive power with respect to these shares with his spouse.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Based solely on a review of filings made under Section 16(a) of the Securities Exchange Act of 1934, we believe that our directors and executive officers and our shareholders who own 10% or more of our Class A Stock or Class B Stock have complied with the requirements of Section 16(a) of the Securities Exchange Act of 1934 to report ownership, and transactions which change ownership, on time for 2016, except for one Form 4 filing reporting a transaction occurring on February 12, 2016 by Mario J. Gabelli and one Form 3 filing reporting a transaction occurring on November 4, 2016 by Leslie B. Daniels, which were not filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
GGCP, through Holdings, owns a majority of our Class B Stock representing approximately 91% of the combined voting power and approximately 62% of the outstanding shares of our common stock at December 31, 2016.  Mr. Mario Gabelli serves as the Chief Executive Officer, a director and is the controlling shareholder of GGCP.  Various family members of Mr. Mario Gabelli are shareholders of GGCP including Mr. Marc Gabelli and Ms. Wilson.  Mr. Marc Gabelli serves as President and Managing Director of GGCP.
GCIA owns 4.4 million shares of our Class A Stock, representing approximately 2% of the combined voting power and 15% of the outstanding shares of our common stock at December 31, 2016.
 For 2016, the Company incurred variable costs of $352,699 for actual usage (but not the fixed costs) relating to our use of aircraft in which GGCP owns the fractional interests.

We lease an approximately 60,000 square foot building located at 401 Theodore Fremd Avenue, Rye, New York as our headquarters (the “Building”) from M4E, an entity that is owned by family members of Mr. Mario Gabelli, including Mr. Marc Gabelli and Ms. Wilson. Under the lease for the Building, which was extended for an additional five year term on June 11, 2013 with no change to the base rental of $18 per square foot and now expires on December 31, 2028, we are responsible for all operating expenses, costs of electricity and other utilities and taxes. For the period January 1, 2016 through December 31, 2016, the rent was $1,191,299, or $19.85 per square foot.  As members of M4E, Mr. Marc Gabelli and Ms. Wilson each are entitled to receive their pro-rata share of payments received by M4E under the lease.
As of April 1, 2016, we lease approximately 15,000 square feet in the Building to AC.  AC pays rent at the rate of $21.62 per square foot plus $3 per square foot for electricity, subject to adjustment for increases in taxes and other operating expenses.  The total amount paid in 2016 for rent and other expenses under this lease was $276,237.
We sublease approximately 3,300 square feet in the Building to LICT, a company for which Mr. Mario Gabelli serves as Chairman and CEO and is deemed to be the controlling shareholder.  LICT pays rent to us at the rate of $28 per square foot plus $3 per square foot for electricity, subject to adjustment for increases in taxes and other operating expenses. The total amount paid to us in 2016 for rent and other expenses under this lease was $116,564.  This sublease expires on December 5, 2023.
We also sublease approximately 1,600 square feet in the Building to Teton, a company for which, since March 1, 2017, GAMCO serves as a subadvisor, and Mr. Gabelli serves as portfolio manager under that subadvisory agreement. Mr. Gabelli previously served as portfolio manager for Teton from 1998 to February 2017. Teton is an asset management company which was spun-off from the Company in March 2009.   Teton pays rent to us at the rate of $37.75 per square foot plus $3 per square foot for electricity, subject to adjustment for increases in taxes and other operating expenses. The total amounts paid in 2016 to us for rent and other expenses under this lease were $68,205.
We lease approximately 1,599 square feet of office space in Reno, Nevada from Miami Oil Producers, Inc., for which Mr. Avansino serves as the Chairman and President.  We pay a base rent of $3,118 per month plus the cost of parking and subject to adjustment annually for changes in the consumer price index.  We entered into the current lease on January 1, 2011 with a 3 year term and thereafter subject to an option to extend the term for a year at a time. We extended the term by one year on January 1, 2015 with it remaining subject to an option to extend the term for one year at a time.  We further extended the term by one year on January 1, 2016 with it remaining subject to an option to extend the term for one year at a time. We are currently in negotiations to extend the term for an additional one year through December 31, 2017.  For the period January 1, 2016 through December 31, 2016, the rent was $39,984, or $25.01 per square foot.  In 2009, GAMCO entered into a sublease of a portion of this office space in Reno, Nevada to CIBL, Inc. (“CIBL”).  Mr. Mario Gabelli is a director of CIBL, and an affiliate of Mr. Gabelli is its largest shareholder.  Under the terms of the Reno sublease, the Company granted CIBL the right to use such part of GAMCO’s Reno office as the Company and CIBL shall from time to time agree.  The sublease granted CIBL the right to use space in the Reno office until July 31, 2009 with an automatic renewal for one additional calendar year which extended the sublease until July 31, 2010.  Since August 1, 2010, the space has been subleased on a month-to-month basis. For 2016, the rent for the Reno sublease was $6,000.
In addition to the sublease of space in the Building, we entered into a number of agreements in connection with the Company’s distribution of the shares of Class A and B common stock in Teton in March 2009.  These agreements are as follows: a Separation and Distribution Agreement, an Administrative and Management Services Agreement (“Administrative Agreement”) and Service Mark and Name License Agreement (the “License Agreement”).  Pursuant to the Administrative Agreement, we provide certain services to Teton including senior executive functions, strategic planning and general corporate management services; mutual fund administration services; treasury services, including insurance and risk management services and administration of benefits; operational and general administrative assistance including office space, office equipment, administrative personnel, payroll, and procurement services as needed; accounting and related financial services; legal, regulatory and compliance advice, including the retention of a Chief Compliance Officer; and human resources functions, including sourcing of permanent and temporary employees as needed, recordkeeping, performance reviews and terminations.  Effective January 1, 2011, the Administrative Agreement was amended to be based on a tiered formula as opposed to a fixed rate.  Under the amended agreement, the Company is compensated by Teton 20 basis points annually on the first $370 million of average assets under management (“AUM”) in the Teton funds, 12 basis points annually on the next $630 million of average AUM in the Teton funds, and 10 basis points annually of average AUM in the Teton funds in excess of $1 billion. The License Agreement provides Teton and the funds that it manages the use of certain names and service marks.  Effective April 1, 2014, the Administrative Agreement was further amended to increase the fixed monthly component of it from $15,000 per month to $25,000 per month.  Pursuant to the Administrative Agreement and the License Agreement, the Company was compensated in 2016 by Teton in the amount of $25,000 per month for the first nine months and $18,750 for the last three months, or $281,250 for the full year, plus an average of 14.1 basis points of the average AUM in the Teton funds (pursuant to the tiered formula) for providing mutual fund administration services to these funds, or $1,701,098 for 2016. We sublease space in the Building to Teton as discussed above.   G.distributors, LLC (“G.distributors”), an affiliated broker-dealer of the Company, served as distributor to the seven mutual funds that are managed by Teton during 2016.  In 2016, the funds managed by Teton paid G.distributors $3,576,897 in distribution fees, of which $3,282,814 was reallocated to other broker dealers by G.distributors.  In 2016, Mr. Mario Gabelli earned $1,458,148 in portfolio manager compensation for acting as co-manager of the GAMCO Westwood Mighty Mites Fund, a Teton micro-cap fund; such amount is excluded from his compensation earned for 2016 shown earlier in the Summary Compensation Table for 2016 as indicated in footnote (c) to that table.

Effective January 1, 2014, GAMCO and Funds Advisor each entered into a research services agreement with G.research, LLC, a wholly-owned subsidiary of GCIA (which is a wholly-owned subsidiary of Associated Capital subsequent to the spin-off), for G.research, LLC to provide them with the same types of research services that it provides to its other clients.  In 2016, GAMCO and Funds Advisor paid G.research, LLC $1,500,000 and $1,530,000, respectively.

In connection with the spin-off of Associated Capital in November 2015, we entered into certain other agreements with Associated Capital to define our ongoing relationship with Associated Capital after the spin-off. These other agreements define responsibility for obligations arising before and after the distribution date, including certain transitional services and taxes and are summarized below.

Separation and Distribution Agreement
On November 30, 2015, we entered into a Separation and Distribution Agreement with Associated Capital (the “Separation Agreement”), which contains the key provisions relating to the separation of Associate Capital’s business from that of GAMCO and the distribution of the Associated Capital common stock. The Separation Agreement identified the assets transferred, liabilities assumed and contracts assigned to Associated Capital by GAMCO and by Associated Capital to GAMCO in the spin-off and describes when and how these transfers, assumptions and assignments occurred. The Separation Agreement also includes procedures by which GAMCO and Associated Capital became separate and independent companies. The Separation Agreement also provides that, as of November 30, 2015, each party released the other party and their respective affiliates and their directors, officers, employees and agents from all claims, demands and liabilities, in law and in equity, against such other party, which such releasing party has or may have had relating to events, circumstances or actions taken by such other party prior to the distribution. This release does not apply to claims arising from the Separation Agreement.
Indemnification
GAMCO has agreed to indemnify Associated Capital and its directors, officers, employees, agents and affiliates (collectively, ‘‘Associated Capital indemnitees’’) against all losses, liabilities and damages incurred or suffered by any of the Associated Capital indemnitees arising out of:
• GAMCO’s business;
• the failure or alleged failure of GAMCO or any of its subsidiaries to pay, perform or otherwise discharge in due course any of GAMCO  liabilities;
• a breach by GAMCO of any of its obligations under the Separation Agreement;  and
• any untrue statement or alleged untrue statement of a material fact: (i) contained in any document filed with the SEC by GAMCO pursuant to any securities rule, regulation or  law, (ii) otherwise disclosed by GAMCO or its subsidiaries to investors or potential investors in GAMCO or its subsidiaries or (iii) furnished to any Associated Capital indemnitee by GAMCO or any of its subsidiaries for inclusion in any public disclosures to be made by any Associated Capital indemnitee; or any omission or alleged omission to state in any information described in clauses (i), (ii) or (iii) a material fact necessary to make the statements not misleading. The indemnity described in this paragraph is available only to the extent that Associated Capital losses are caused by any such untrue statement or omission or alleged untrue statement or omission, and the information which is the subject of such untrue statement or omission or alleged untrue statement or omission was not supplied after the spin-off by Associated Capital or its agents.
Similarly, Associated Capital has agreed to indemnify GAMCO and its directors, officers, employees, agents and affiliates (collectively, ‘‘GAMCO indemnitees’’) against all losses, liabilities and damages incurred or suffered by any of the GAMCO indemnitees arising out of:
• Associated Capital’s business;
• the failure or alleged failure of Associated Capital or any of its subsidiaries to pay, perform or otherwise discharge in due course any of Associated Capital liabilities;

• a breach by Associated Capital of any of its obligations under the Separation Agreement; and
• any untrue statement or alleged untrue statement of a material fact: (i) contained in any document filed with the SEC by Associated Capital following the distribution pursuant to any securities rule, regulation or law, (ii) otherwise disclosed following the distribution by Associated Capital or its subsidiaries to investors or potential investors in Associated Capital or its subsidiaries or (iii) furnished to any GAMCO indemnitee by Associated Capital or any of its subsidiaries for inclusion in any public disclosures to be made by any GAMCO indemnitee; or any omission or alleged omission to state in any information described in clauses (i), (ii) or (iii) a material fact necessary to make the statements not misleading. The indemnity described in this paragraph is available only to the extent that GAMCO losses are caused by any such untrue statement or omission or alleged untrue statement or omission, and the information which is the subject of such untrue statement or omission or alleged untrue statement or omission was not supplied by GAMCO or its agents.
Transitional Administrative and Management Services Agreement
On November 30, 2015, we entered into a Transitional Administrative and Management Services Agreement with Associated Capital (the “Transition Services Agreement”) pursuant to which GAMCO will provide Associated Capital with a variety of services and Associated Capital will provide payroll services to GAMCO following the spin-off.  Among the principal services GAMCO will provide to Associated Capital are:
•	accounting, financial reporting and consolidation services, including the services of a financial and operations principal;
•	treasury services, including, without limitation, insurance and risk management services and administration of benefits;
• tax planning, tax return preparation, recordkeeping and reporting services;
• human resources, including but not limited to the sourcing of permanent and temporary employees as needed, recordkeeping, performance reviews and  terminations;
• legal and compliance advice, including the services of a Chief Compliance Officer;
• technical/technology consulting; and
• operations and general administrative assistance, including office space, office equipment and furniture, payroll, procurement, and administrative  personnel.
In providing the services pursuant to this agreement, GAMCO may, subject to the prior written consent of Associated Capital, employ consultants and other advisers in addition to utilizing its own employees. Services provided by GAMCO to Associated Capital or by Associated Capital to GAMCO under the Transition Services Agreement are charged at cost and for the fiscal year ended December 31, 2016, we paid Associated Capital approximately $4,656,441, and Associated Capital paid $12,164,746 to us.
The Transition Services Agreement had an initial term of twelve months and has not been terminated to date. The Transition Services Agreement is terminable by either party on 30 days’ prior written notice to the other party.
Each of the following named executives of GAMCO earned an amount during 2016 for services rendered to Associated Capital pursuant to the Transition Services Agreement and/or, in some cases, an additional amount that was earned by them directly for incentive-based variable compensation from Associated Capital.
	GAMCO Named Executives’ Compensation From Associated Capital During 2016
Name	Earned for services rendered to Associated Capital pursuant to the Transition Services Agreement ($)	Earned directly as incentive-based variable compensation from Associated Capital ($)
Mario J. Gabelli	-0-	1,720,617
Douglas R. Jamieson	400,000	297,026
Kevin Handwerker	162,150	-0-
Kieran Caterina	82,500	-0-
Diane LaPointe	54,937	-0-
Agnes Mullady	400,000	-0-
Bruce Alpert	-0-	1,474
Henry Van der Eb	-0-	-0-

Tax Indemnity and Sharing Agreement
On November 30, 2015, we entered into a Tax Indemnity and Sharing Agreement with Associated Capital that provides for certain agreements and covenants related to tax matters involving Associated Capital and us. This agreement covers time periods before and after the distribution. Among the matters addressed in the agreement are filing of tax returns, retention and sharing of books and records, cooperation in tax matters, control of possible tax audits and contests and tax indemnities. The agreement also provides for limitations on certain corporate transactions that could affect the qualification of the spin-off as tax free under the Internal Revenue Code.
Promissory Note

In connection with the spin-off of Associated Capital on November 30, 2015, the Company issued a $250 million promissory note (the “AC 4% PIK Note”) payable to Associated Capital.  The AC 4% PIK Note bears interest at 4.0% per annum.  The original principal amount has a maturity date of November 30, 2020.  Interest on the AC 4% PIK Note will accrue from the date of the last interest payment, or if no interest has been paid, from the effective date of the AC 4% PIK Note.  At the election of the Company, payment of interest on the AC 4% PIK Note may be paid in kind (in whole or in part) on the then-outstanding principal amount (a “PIK Amount”) in lieu of cash. The Company will repay the original principal amount of the AC 4% PIK Note to Associated Capital in five equal annual installments of $50 million on each interest payment date up to and including the maturity date.  All PIK Amounts added to the outstanding principal amount of the AC 4% PIK Note will mature on the fifth anniversary from the date the PIK Amount was added to the outstanding principal of the AC 4% PIK Note.  In no event may any interest be paid in kind subsequent to November 30, 2019.  The Company may prepay the AC 4% PIK Note (in whole or in part) prior to maturity without penalty.  During 2016, the Company prepaid $150 million of principal of the AC 4% PIK Note.  $50 million of the prepayment was applied against the principal amount due on November 30, 2016, $40 million against the principal amount due on November 30, 2017, $30 million against the principal amount due on November 30, 2018, and $30 million against the principal amount due on November 30, 2019.  Of the $100 million principal amount outstanding at December 31, 2016, $10 million is due on November 30, 2017, $20 million is due on November 30, 2018, $20 million is due on November 30, 2019, and $50 million is due on November 30, 2020.  During 2016, GAMCO accrued interest expense of $7,747,854 for the AC 4% PIK Note.

Service Mark and Name License Agreement
On November 30, 2015,  we entered into the Service Mark and Name License Agreement with Associated Capital pursuant to which Associated Capital has certain  rights to use the ‘‘Gabelli’’ name and the ‘‘GAMCO’’ name.

Other Related Party Transactions

On November 18, 2015, the Company commenced a tender offer (the “Offer”) to purchase for cash up to $100 million aggregate principal amount of its senior unsecured notes due June 1, 2021 at a price of 101% of the principal amount.  In connection with the Offer, the Company borrowed $35.0 million from GGCP.  The loan had a term of one year and bore interest at 90-day LIBOR plus 3.25%, reset and payable quarterly.  Under the terms of the loan agreement, the Company was required to fully pay the loan prior to any accelerated payment of the AC 4% PIK Note.  On March 18, 2016, the Company paid back $15.0 million of the loan.  During the second quarter of 2016 the Company paid back the remaining $20.0 million of the loan.  During 2016, GAMCO recorded interest expense of $415,000.

In connection with the issuance of the Convertible Note, GGCP deposited cash equal to the principal amount of the Note and six months interest into an escrow account established pursuant to an escrow agreement by and among GGCP, the Company, the Convertible Note holder and the escrow agent.  The Company paid the annual costs of setting up the escrow account in the amount of $55,000 and will continue to pay them as long as the escrow account is open.  The Company did not pay any fees to GGCP in connection with the funding of the escrow account.
GAMCO Asset Management Inc. (“GAMCO Asset Management”), a wholly-owned subsidiary of the Company, has entered into an agreement to provide advisory and administrative services to MJG Associates, which has been wholly-owned by our Chairman and CEO, Mr. Mario Gabelli, since 1990, with respect to the private investment funds that it manages. Pursuant to this agreement, MJG Associates paid GAMCO Asset Management $10,000 (excluding reimbursement of expenses) for 2016. Mr. John Gabelli, the brother of our Chairman and CEO, is the sole shareholder of an entity that is the general partner of two investment partnerships - Manhattan Partners I, L.P. (“Manhattan I”) and Manhattan Partners II, L.P. (“Manhattan II”).  Manhattan I and Manhattan II paid GAMCO Asset Management investment advisory fees in the amount of $11,274 for 2016.  In addition, an entity that Mr. John Gabelli’s wife is the sole shareholder of is the co-general partner of S.W.A.N. Partners, LP (“S.W.A.N.”), which is a separately managed account of GAMCO Asset Management.  S.W.A.N. paid GAMCO Asset Management investment advisory fees in the amount of approximately $18,206 for 2016.

GAMCO serves as the investment advisor for twenty-one open-end funds, fifteen closed-end funds and one exchange traded managed fund under the Gabelli, GAMCO and Comstock brands (collectively, the “Funds”)  and earns advisory fees based on predetermined percentages of the average net assets of the Funds. In addition, G.distributors, LLC, the broker dealer subsidiary of GAMCO, has entered into distribution agreements with each of the Funds.  As principal distributor, G.distributors, LLC incurs certain promotional and distribution costs related to the sale of Fund shares, for which it receives a distribution fee from the Funds or reimbursement from the investment advisor.  For 2016, G.distributors, LLC received $40,976,387 in distributions fees.  Advisory and distribution fees receivable from the Funds were $32,925,046 at December 31, 2016.
Pursuant to an agreement between GCIA and Funds Advisor, Funds Advisor pays to GCIA 90% of the net revenues received by Funds Advisor related to being the advisor to the SICAV.  Net revenues are defined as gross advisory fees less expenses related to payouts and expenses of the SICAV paid by Funds Advisor.  The amount paid by Funds Advisor to GCIA for 2016 was $2,708,084.
We incur expenses for certain professional and administrative services, and purchase services from third party providers, such as payroll, transportation, insurance and public relations services, on behalf of GGCP and MJG Associates.  GGCP and MJG Associates reimburse us for these expenses.  GGCP also incurs expenses for certain professional and administrative services on behalf of the Company, and we reimburse GGCP for these expenses.  The net amount reimbursable from GGCP and MJG Associates to us for such expenses for 2016 was $82,830 and $639,640, respectively.  At December 31, 2016, $45,187 was owed to the Company by GGCP, and $639,460 was owed to the Company by MJG Associates.  The GGCP amount was paid in full to the Company on February 2, 2017, and the MJG Associates amount was paid in full to the Company on March 20, 2017.
Certain directors and executive officers have immediate family members who are employed by us, our subsidiaries, and certain related entities. The base salaries and bonuses of each of these immediate family members are established in accordance with our compensation practices applicable generally to staff members with equivalent qualifications and responsibilities and holding similar positions. None of the directors or executive officers has a material interest in any of these employment relationships of their immediate family members, and all of the immediate family members of our directors mentioned below are financially independent adult children. None of the immediate family members mentioned below is an executive officer of GAMCO.  Mr. Marc Gabelli was an executive officer of Associated Capital during 2016.
A daughter of Mr. Avansino, one of our directors, is employed by one of our subsidiaries in a sales and marketing role and earned from GAMCO in 2016 incentive-based variable compensation based on revenues generated by certain relationships (“Variable Compensation”) of $303,323 plus usual and customary benefits. She also received 2,000 restricted stock awards on August 6, 2013 (600 of which vested in August 2016) with a grant date fair value of $57.86 per share and 500 restricted stock awards with an effective grant date, under FASB guidance, of December 23, 2014 and a legal grant date of January 15, 2015 with a grant date fair value of $87.99 per share.  The prices were reflective of the value of GAMCO’s stock prior to the spin. As with all Company restricted stock awards, fair value equals the closing price of the Company’s Class A Stock on the day preceding the effective grant date.  Compensation expense of $29,768 was recognized for all of her awards for financial statement reporting purposes for the fiscal year ended December 31, 2016 calculated in accordance with FASB guidance.  She also received $924 in accumulated dividends on the restricted stock awards that vested in August 2016. The total compensation that she earned from GAMCO in 2016 was $334,015.
A son of our Chairman, who has been employed by one of our subsidiaries since 1998, earned no base salary and $193,996 in Variable Compensation from GAMCO in 2016 plus usual and customary benefits. He also received 4,000 restricted stock awards on August 6, 2013 (1,200 of which vested in August 2016) with a grant date fair value of $57.86 per share, 1,000 restricted stock awards on November 27, 2013 with a grant date fair value of $81.55 per share, 1,000 restricted stock awards on September 15, 2014 with a grant date fair value of $73.41 per share, and 500 restricted stock awards with an effective grant date, under FASB guidance, of December 23, 2014 and a legal grant date of January 15, 2015 with a grant date fair value of $87.99 per share.  The prices were reflective of the value of GAMCO’s stock prior to the spin.  As with all Company restricted stock awards, fair value equals the closing price of the Company’s Class A Stock on the day preceding the effective grant date.  Total compensation expense of $64,582 was recognized for all of his awards for financial statement reporting purposes for the fiscal year ended December 31, 2016 calculated in accordance with FASB guidance. He also received $1,848 in accumulated dividends on the restricted stock awards that vested in August 2016. The total compensation that he earned from GAMCO in 2016 was $260,426.
  A son of our Chairman is employed by a subsidiary of Associated Capital, but he also earned from GAMCO in 2016 a bonus of $50,000, an allocation of $100,000 of the incentive-based management fee (10% of GAMCO pre-tax profits) by Mr. Mario Gabelli as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) to the Summary Compensation Table for 2016, and $410,376 in Variable Compensation plus usual and customary benefits. The total compensation that he earned from GAMCO in 2016 was $560,376.

Mr. Marc Gabelli, a son of our Chairman was a director of the Company until May 3, 2016.  His compensation information is disclosed in the Director Compensation Table for 2016 on page 16.
Our Chairman’s spouse, who has been employed by a subsidiary of the Company in a sales and marketing role since 1984, has been a director of that subsidiary since 1991 and has been his spouse since 2002, earned from GAMCO in 2016 no base salary, an allocation of $200,000 of the incentive-based management fee (10% of GAMCO pre-tax profits) by Mr. Gabelli as described in the “Variable Compensation” section of the Compensation and Discussion Analysis and in footnote (c) to the Summary Compensation Table for 2016, and $4,721,693 in Variable Compensation plus usual and customary benefits.  She also received 5,000 restricted stock awards on August 6, 2013 (1,500 of which vested in August 2016) with a grant date fair value of $57.86 per share, 2,000 restricted stock awards on November 27, 2013 with a grant date fair value of $81.55 per share, 1,500 restricted stock awards on September 15, 2014 with a grant date fair value of $73.41 per share, and 2,000 restricted stock awards with an effective grant date, under FASB guidance, of December 23, 2014 and a legal grant date of January 15, 2015 with a grant date fair value of $87.99 per share. The prices were reflective of the value of GAMCO’s stock prior to the spin.  As with all Company restricted stock awards, fair value equals the closing price of the Company’s Class A Stock on the day preceding the effective grant date. Total compensation expense of $113,004 was recognized by the Company for all of her awards for financial statement reporting purposes for the fiscal year ended December 31, 2016 calculated in accordance with FASB guidance. She also received $2,310 in accumulated dividends on the restricted stock awards that vested in August 2016. The total compensation that she earned from GAMCO in 2016 was $5,037,007.
A brother of our Chairman earned $419,974 in Variable Compensation from GAMCO in 2016 plus usual and customary benefits.
Ms. Wilson, a director and the daughter of our Chairman, is also a professional staff member of the Company.  Ms. Wilson has been on extended unpaid leave from the Company since January 1, 2004 and therefore received no compensation during 2016 other than compensation she received as a director disclosed in the Director Compensation Table for 2016 and her previously-discussed entitlement, as a member of M4E, to receive her pro-rata share of payments received by M4E under the lease on the Building.
The spouse of Ms. LaPointe, our Senior Vice President and Co-Chief Accounting Officer, is employed as the Executive Vice President, Chief Financial Officer and a Director of LICT, the Interim Chief Executive Officer and Chief Financial Officer of CIBL, and the Interim Chief Executive Officer, Chief Financial Officer and a Director of Morgan Group Holding, Inc. (“Morgan”).  In addition to serving as the Chairman and Chief Executive Officer of LICT and as a Director of CIBL, our Chairman and CEO, Mr. Mario Gabelli, also serves as the Chairman of Morgan.
On May 31, 2006, we entered into an Exchange and Standstill Agreement (“Standstill Agreement”) with Frederick J. Mancheski, a significant shareholder, pursuant to which, among other things, he agreed to exchange his 2,071,635 shares of Class B Stock for an equal number of shares of Class A Stock.  The substance of the Standstill Agreement is disclosed in footnote 1 to the beneficial ownership table under the heading “Certain Ownership of Our Stock.”   Pursuant to a Registration Rights Agreement that we entered into with Mr. Mancheski, we filed a shelf registration statement that was declared effective by the SEC on September 1, 2006 and amended on November 25, 2013, for the sale by Mr. Mancheski and others, including certain of our officers and employees, of up to 2,486,763 shares of Class A Stock.  Mr. Mancheski continues to hold 1,136,704 shares of the Company’s Class A Stock as reported in his Amendment No. 7 to Schedule 13D filed with the SEC on November 30, 2016.  The Standstill Agreement expired on May 31, 2016.
As required by our Code of Ethics, our staff members are required to maintain their brokerage accounts at G.research unless they receive permission to maintain an outside account. G.research offers all of these staff members the opportunity to engage in brokerage transactions at discounted rates. Accordingly, many of our staff members, including the executive officers or entities controlled by them, have brokerage accounts at G.research and have engaged in securities transactions through it at discounted rates. From time to time, we, through our subsidiaries, in the ordinary course of business have also provided brokerage or investment advisory services to our directors, the substantial shareholders listed in the table under “Certain Ownership of Our Stock” or entities controlled by such persons for customary fees.

REPORT OF THE AUDIT COMMITTEE
Messrs. Artzt, Avansino, McGrath and Prather, each of whom is an independent director, are the members of the Audit Committee.  In this report, the term “we” refers to the members of the Audit Committee.
The Board has adopted a written charter for the Audit Committee. A copy of that charter can be found on our website at http://www.gabelli.com/corporate/corp_gov.html. Our job is one of oversight as set forth in our charter. The Company’s management is responsible for preparing its financial statements and for maintaining internal controls. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly represent the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles.
We have reviewed and discussed the Company’s audited 2016 financial statements with management and with Deloitte & Touche LLP (“D&T”), the Company’s independent registered public accounting firm.
We have discussed with D&T the matters required to be discussed by Statement on Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (the “PCAOB”).
We have received from D&T the written statements required by the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and have discussed with the independent accountant the independent accountant’s independence.
 Based on the review and discussions referred to above, we have recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE
Robert S. Prather, Jr. (Chairman)
 Edwin L. Artzt
Raymond C. Avansino, Jr.
 Eugene R. McGrath

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Selection of Deloitte & Touche LLP
Our Audit Committee approved the engagement of Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm for the year-ending December 31, 2016.  D&T has been the auditor of the Company since March 27, 2009.  In deciding to engage D&T, the Audit Committee reviewed auditor independence and existing commercial relationships with D&T and concluded that D&T has no commercial relationship with the Company that would impair its independence.  During the fiscal year ended December 31, 2016 and in the subsequent interim period through March 31, 2017, neither the Company nor anyone acting on its behalf has consulted with D&T on any of the matters or events set forth in Item 304(a)(2) of Regulation S−K.
 A representative of D&T will be present at the 2017 Annual Meeting. The representative will have the opportunity to make a statement and respond to appropriate questions from shareholders.
Deloitte & Touche LLP Fees For 2015 and 2016
Fees for professional services provided by our independent registered public accounting firm in 2015 and 2016, in each of the following categories are:
	2015	2016
Audit Fees	$1,149,730	$1,030,000
Audit-Related Fees	$450,333	$5,000
Tax Fees	$600	$0
All Other Fees	$2,792	$2,792

Audit fees include fees relating to the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q. Audit fees also include fees for services related to Section 404 of the Sarbanes-Oxley Act which consist of the review of documentation and testing of our procedures and controls.  Audit–related fees for 2016 consist of fees for services provided in connection with the Securities Investor Protection Corporation membership exemption for the Company's registered broker-dealer subsidiary. Audit–related fees for 2015 consist of fees relating to the audit of carve-out financial statements included in our Form 10 filing for the spin-off of Associated Capital and fees for a consent letter provided in connection with the filing of a registration statement on Form S-3.   Tax fees for 2015 were for assistance with federal tax filings, state sourcing, and foreign tax work. All other fees were for access to online technical research services.

SHAREHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING
Qualified shareholders who want to have proposals included in our proxy statement in connection with our 2018 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must deliver such proposals so that they are received at our principal executive offices at One Corporate Center, Rye, New York 10580 by December 22, 2017 in order to be considered for inclusion in next year’s proxy statement and proxy.  For any shareholder proposal submitted outside Rule 14a-8 of the Exchange Act to be considered timely under our Amended and Restated Bylaws, the Company must receive notice of such proposal, or any nomination of a director by a shareholder, no earlier than January 3, 2018 and no later than February 2, 2018.
OTHER MATTERS
We know of no other matters to be presented at the 2017 Annual Meeting other than the election of directors, the ratification of auditors, the vote to approve the Potential Issuance, the vote to approve an amendment to the Company’s 2002 Stock Award and Incentive Plan, the advisory vote on named executive officer compensation, the advisory vote on the frequency of future advisory votes on name executive officer compensation, and the Reclassification Proposal, all as described above. If other matters are properly presented at the 2017 Annual Meeting, the proxies will vote on these matters in accordance with their judgment of the best interests of the Company.

We will provide a free copy of our Annual Report on Form 10-K for the year ended December 31, 2016.  Requests should be in writing and addressed to our Secretary at GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580-1422.

EXHIBIT A

 THIRD AMENDMENT
TO
GAMCO INVESTORS, INC.
2002 STOCK AWARD AND INCENTIVE PLAN

WHEREAS, pursuant to Article 8(e) of the GAMCO Investors, Inc. 2002 Stock Award and Incentive Plan, as amended to date  (the “Plan”), the Board of Directors (the “Board”) of GAMCO Investors, Inc. (the “Company”) may, subject to certain limitations, alter, amend, suspend, or terminate the Plan or any portion thereof at any time; and

WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to them in the Plan; and

WHEREAS, the Plan, as adopted by the Board, provided that the maximum number of shares of Stock that could be delivered pursuant to Awards granted under the Plan was 4,000,000, subject to adjustment as provided therein; and

WHEREAS, the Board wishes to increase the number of Shares available for issuance under the Plan by 2,000,000 Shares; and

WHEREAS, subject to shareholder approval, the Board approved the terms of this Amendment.

NOW, THEREFORE, In accordance with Article 8(e) of the Plan, the Plan shall be amended effective upon shareholder approval as follows:

1.	The first sentence of Article 5 of the Plan is hereby amended and restated as follows:

“The number of shares of Stock reserved for the grant of Awards under the Plan shall be 6,000,000, subject to adjustment as provided herein.”

2.	As hereby amended, the Plan shall continue in full force and effect. This Amendment shall be effective upon shareholder approval.

GAMCO INVESTORS, INC.

By:
Name:
Title:

A-1

EXHIBIT B

 GUIDELINES FOR DIRECTOR INDEPENDENCE
For a director to be deemed “independent,” the Board shall affirmatively determine that the director has no material relationship with GAMCO Investors, Inc. (together with its consolidated subsidiaries, “GAMCO”) or its affiliates or any member of the senior management of GAMCO or his or her affiliates. This determination shall be disclosed in the proxy statement for each annual meeting of GAMCO’s shareholders.  In making this determination, the Board shall apply the following standards:
•
A director who is an employee, or whose immediate family member is an executive officer, of GAMCO will not be deemed independent until three years after the end of such employment relationship.  Employment as an interim Chairman or Chief Executive Officer will not disqualify a director from being considered independent following that employment.

•
A director who received, or whose immediate family member received in any twelve month period over the last three years more than $120,000 in direct compensation from GAMCO will not be deemed independent.  In calculating such compensation, the following will be excluded:

o	director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
o	compensation received by a director for former service as an interim Chairman or Chief Executive Officer; and
o	compensation received by an immediate family member for service as a non-executive officer employee of GAMCO.
•	A director will not be considered independent if:
o	the director is a current partner or employee of a firm that is GAMCO’s internal or external auditor;
o	the director has an immediate family member who is a current partner of GAMCO’s internal or external auditor;
o	the director has an immediate family member who is a current employee of GAMCO’s internal or external auditor and personally works on GAMCO’s audit; or
o	the director or an immediate family member was within in the last three years a partner or employee of GAMCO’s internal or external auditor and personally worked on GAMCO’s audit within that time.
•
A director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of GAMCO’s current executive officers serve on that company’s compensation committee will not be deemed independent.

•
 A director who is, a current employee, or whose immediate family member is an executive officer, of an entity that makes payments to, or receives payments from, GAMCO for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other entity’s consolidated gross revenues, will not be deemed independent.

•
A director who serves as an executive officer of a tax-exempt entity that receives significant contributions (i.e., more than 2% of the annual contributions received by the entity or more than $1 million in a single fiscal year, whichever amount is greater) from GAMCO, any of its affiliates, any executive officer or any affiliate of an executive officer within the preceding twelve-month period may not be deemed independent, unless the contribution was approved by the Board and disclosed in GAMCO’s proxy statement.

For purposes of these Guidelines, the terms:

B-1

•
“affiliate” means any consolidated subsidiary of GAMCO and any other company or entity that controls, is controlled by or is under common control with GAMCO, as evidenced by the power to elect a majority of the board of directors or comparable governing body of such entity; and

•
“immediate family” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

The Board shall undertake an annual review of the independence of all non-employee directors. In advance of the meeting at which this review occurs, each non-employee director shall be asked to provide the Board with full information regarding the director’s business and other relationships with GAMCO and its affiliates and with senior management and their affiliates to enable the Board to evaluate the director’s independence.
Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand, directors or members of their immediate family, and, on the other hand, GAMCO and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to the approval requirement set forth in the following provision.

B-2

GAMCO INVESTORS

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IMPORTANT ANNUAL MEETING INFORMATION

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MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed below, FOR Proposals 2, 3, 4 and 5, every 3 Years on Proposal 6 and does not make any recommendation on how shareholders should vote with respect to Proposal 7.

1. Election of Directors:

Nominee	For	Withhold
01 - Edwin L. Artzt	☐	☐
02 - Raymond C. Avansino, Jr.	☐	☐
03 - Leslie B. Daniels	☐	☐
04 - Mario J. Gabelli	☐	☐
05 - Eugene R. McGrath	☐	☐
06 - Robert S. Prather, Jr.	☐	☐
07 - Elisa M. Wilson	☐	☐

Proposal	3 Years	2 Years	1 Year	Abstain
6. Advisory Vote on the frequency of the vote on named executive officer compensation.	☐	☐	☐	☐

Proposal	For	Against	Abstain
7. Advisory Vote on the Board Consideration of Reclassification of Class B Stock.	☐	☐	☐

The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2016 are available free of charge on the following websites:
Form 10K- http://www.gabelli.com/GAB_pdf/SEC/4Q2016.pdf
Proxy Statement- http://www.gabelli.com/GAB_pdf/SECproxy2016.pdf

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — GAMCO Investors, Inc. Class A Common Stock

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Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders, May 3, 2017

(See Proxy Statement for discussion of items)

The undersigned hereby appoints Kevin Handwerker, Kieran Caterina and Diane M. LaPointe and each of them, jointly and severally, as proxies, with power of substitution, to vote all shares of GAMCO Investors, Inc. Class A Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2017 Annual Meeting of Shareholders of GAMCO Investors, Inc., or any adjournments or postponements thereof. This proxy hereby revokes any proxies previously submitted by the shareholder with respect to the shares represented by this proxy.

IF NO OTHER INDICATION IS MADE ON AN EXECUTED PROXY CARD, THE PROXIES WILL VOTE FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, EVERY 3 YEARS ON PROPOSAL 6 AND ABSTAIN WITH RESPECT TO PROPOSAL 7. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please sign, date and return promptly in the accompanying envelope.

C **Non-Voting Items**

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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GAMCO INVESTORS

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed below, FOR Proposals 2, 3, 4 and 5, and every 3 Years on Proposal 6.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Edwin L. Artzt	☐	☐	02 - Raymond C. Avansino, Jr.	☐	☐	03 - Leslie B. Daniels	☐	☐
04 - Mario J. Gabelli	☐	☐	05 - Eugene R. McGrath	☐	☐	06 - Robert S. Prather, Jr.	☐	☐
07 - Elisa M. Wilson	☐	☐						

	For	Against	Abstain
5. Advisory Vote on the named executive officer compensation.	☐	☐	☐

	3 Years	2 Years	1 Year	Abstain
6. Advisory Vote on the frequency of the vote on named executive officer compensation.	☐	☐	☐	☐

The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 3 2 3 7 7 8 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2016 are available free of charge on the following websites:
Form 10K- http://www.gabelli.com/GAB_pdf/SEC/4Q2016.pdf
Proxy Statement- http://www.gabelli.com/GAB_pdf/SECproxy2016.pdf

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — GAMCO Investors, Inc. Class B Common Stock

Proxy Solicited by the Board of Directors
for the Annual Meeting of Shareholders, May 3, 2017
(See Proxy Statement for discussion of items)

The undersigned hereby appoints Kevin Handwerker, Kieran Caterina and Diane M. LaPointe and each of them, jointly and severally, as proxies, with power of substitution, to vote all shares of GAMCO Investors, Inc. Class B Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2017 Annual Meeting of Shareholders of GAMCO Investors, Inc., or any adjournments or postponements thereof. This proxy hereby revokes any proxies previously submitted by the shareholder with respect to the shares represented by this proxy.

IF NO OTHER INDICATION IS MADE ON AN EXECUTED PROXY CARD, THE PROXIES WILL VOTE FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AND EVERY 3 YEARS ON PROPOSAL 6. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please sign, date and return promptly in the accompanying envelope.

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.